THE STRONG                         [STRONG LOGO]
INTERNATIONAL FUNDS
-------------------
SEMI-ANNUAL REPORT O APRIL 30, 1999

     [PICTURE OF STRONG FUNDS BUILDING]

THE STRONG ASIA PACIFIC FUND

THE STRONG FOREIGN MAJORMARKETS(SM) FUND

THE STRONG INTERNATIONAL  STOCK FUND

THE STRONG OVERSEAS FUND

THE STRONG GLOBAL  HIGH-YIELD BOND FUND

THE STRONG INTERNATIONAL BOND FUND

THE STRONG SHORT-TERM GLOBAL BOND FUND
         LETTER FROM THE CHAIRMAN

Dear Strong Investor,

The other day, in the space of less than 24 hours, you could have heard that:

     o The bull-market run for big Blue Chip stocks is over.

     o The bull-market run for big-company stocks could last another five years.

     o Small cap stocks will outperform big-company stocks for the next 10 years.

     o Small-caps will lag large caps for the foreseeable future.

     o Inflation is coming back with a vengeance.

     o There's no real sign of inflation on the horizon.

     o Rates will rise for the rest of the year.

     o The Fed has no plans to touch rates for the rest of 1999.

     o Asia is on the mend.

     o Asia is still in the tank.

Interestingly, all of those observations were all provided by well-respected professionals in the investment community -- which goes to show that in the world of investing, even smart people differ. Nobody has a corner on the market for insight but practically everyone has an opinion. And there are more ways than ever today to share your convictions. Technology has seen to that.

Nowadays, information travels faster than the speed of thought, which is both a blessing and a curse. On the one hand, it's wonderful to have such resources literally at the tip of your fingers. On the other hand, it's overwhelming to have so much information, much of it conflicting, coming at you like a bullet train.

The trick is to have a plan that will keep you on the right financial track. Figure out where you're going, how much time you have to get there, and calculate your tolerance for risk. Then set your financial goals and stick with them. Don't get derailed by the whirl of information that technology offers.

Meanwhile, day trading is fast replacing baseball as the national pastime. If you believe just a small percentage of what you read, anyone with a laptop and a modem is practically guaranteed financial independence overnight. Don't believe it. There is a mountain of research out there that demonstrates conclusively that the success rate of investors day trading in the securities and commodities markets is pretty low.

Money--relative to history--just isn't that easy to make, or keep.

Do you want to increase your chances for financial success? Set your goals. Devise an intelligent plan that suits your profile. Then discipline yourself to ignore all that informational clutter.

The realization of long term financial goals requires a lot of planning and even more patience.

                                                       /s/Dick

                                   THE STRONG

                                 INTERNATIONAL

                                     FUNDS
                                     -----

                      SEMI-ANNUAL REPORT O APRIL 30, 1999

                               TABLE OF CONTENTS

 INVESTMENT REVIEWS
     The Strong Asia Pacific Fund ..................................2
     The Strong Foreign MajorMarkets (sm) Fund .....................4
     The Strong International Stock Fund ...........................6
     The Strong Overseas Fund ......................................8
     The Strong Global High-Yield Bond Fund .......................10
     The Strong International Bond Fund ...........................12
     The Strong Short-Term Global Bond Fund .......................14

 FINANCIAL INFORMATION
     Schedules of Investments in Securities
          The Strong Asia Pacific Fund ............................16
          The Strong Foreign MajorMarkets(sm) Fund ................17
          The Strong International Stock Fund .....................19
          The Strong Overseas Fund ................................20
          The Strong Global High-Yield Bond Fund ..................21
          The Strong International Bond Fund ......................22
          The Strong Short-Term Global Bond Fund ..................23
     Statements of Assets and Liabilities .........................25
     Statements of Operations .....................................26
     Statements of Changes in Net Assets ..........................28
     Notes to Financial Statements ................................30

 FINANCIAL HIGHLIGHTS .............................................33

                                     ============
                          THE STRONG ASIA PACIFIC FUND
                          -----------============-----

FUND
  HIGHLIGHTS

o The Strong Asia Pacific Fund returned 44.20% for the six months ended April 30, 1999.

o After a tough couple of years for Asian markets, the past six months have been a very exciting and rewarding period for the Fund. During this time, Asia staged an important recovery, outperforming most other areas of the world.

o The Fund managed to capitalize fully on this recovery, outperform-ing both its benchmark index and the majority of its peers. We accomplished this by staying almost fully invested and by overweighting such markets as Singapore and Thailand, which produced excellent returns.

-----------------------------------------------
                AVERAGE ANNUAL
                TOTAL RETURNS (1)

                As of 4-30-99
         1-year              21.21%

         3-year              -8.93%

         5-year              -2.74%

         Since Inception     -2.89%
         (on 12-31-93)

-----------------------------------------------
                INVESTMENTS
                 BY COUNTRY

      Based on net assets as of 4-30-99

      COUNTRY  % OF NET ASSETS
      ------------------------
      Japan             26.3%

      Singapore         14.2%

      Australia         12.2%

      Hong Kong          8.5%

      Thailand           8.2%

     Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Anthony Cragg
Anthony Cragg
Portfolio Manager
--------------------------------------------------------------------------------
The strategy we mentioned in our last report, of investing as fully as possible at a time when most other funds were still nervously holding on to their cash, has clearly paid off. We tried to put this cash into investment bargains around the region: companies that were fundamentally sound, but had been beaten down during the Asian downturn to valuations that reflected their short-term difficulties rather than their longer-term potential.

A few examples of investment opportunities we have taken advantage of are as follows: in Japan, Internet conglomerate Softbank and cosmetic maker Shiseido; in Korea, chemical company Hanwha and Kookmin Bank; in Indonesia, clove cigarette maker Sampoerna; in Thailand, property developer Land & House; and in Singapore, property companies City Developments and DBS Land, and banks such as Oversea-Chinese Banking Corporation. We list these particular examples because in every single case, their share prices have doubled--and in some cases even tripled--since our purchasing them. Given such big and rapid price moves, it may be tempting to think that it is already too late to invest in Asia.

While a temporary correction is, of course, always possible and we do sometimes need to rotate out of market leaders that have gotten ahead of themselves and move into market laggards that are poised to catch up, we believe Asia is still a highly attractive investment target for a number of reasons.

                                                     ---------------------------
                                                                  ASIA'S

                                                                RE-EMERGENCE

                                                           AS A MAJOR INVESTMENT

                                                                AND ECONOMIC

                                                              FORCE IS STILL

                                                                  IN ITS

                                                               EARLY STAGES.
                                                    ----------------------------

--------------------------------------------------------------------------------
1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

First, the economic recovery throughout the region is still in its early stages. The growth that we used to associate with Asia has yet to return, but we believe it will do so in due course. Second, Japan, the biggest trading partner and investor in Asia, is finally, laboriously, getting back on track. We believe it will stop dragging its Asian neighbors down and begin to push them up, especially as the yen strengthens.

Finally, the participants in the rally so far have largely been local investors-- specialized funds such as ours and a few hedge funds. The big mainstream international funds, global funds, and even U.S. domestic funds have yet to participate fully, and further huge waves of liquidity will enter the market when they do. Asia's re-emergence as a major investment and economic force is, therefore, still in its early stages. We may be at the end of the beginning of this process, but we are certainly not at the beginning of the end. There is, we believe, much more to go for in terms of investment returns over the next few years.

[GRAPH]
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-93 to 4-30-99

                 The Strong                 Lipper Pacific
           Asia Pacific Fund     MSCI AP*   Region Funds Index *
12-93             10,000         10,000         10,000
12-94              9,473           8772          9,475
12-95             10,035           9305          9,729
12-96             10,246         10,388          9,994
12-97              7,071          6,835          7,278
12-98              6,849          6,533          7,064
 4-99              8,553          8,167          8,498


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The MSCI AP Index is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S.dollar adjusted. The Lipper Pacific Region Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG ASIA PACIFIC FUND INVESTS PRIMARILY IN THE STOCKS OF COMPANIES LOCATED IN ASIA AND THE PACIFIC BASIN. THE AIM IS TO GIVE INVESTORS EXPOSURE TO A DYNAMIC AND POTENTIALLY REWARDING REGION OF THE WORLD. WE FOCUS ON FINDING
HIGH-QUALITY COMPANIES WHOSE SHARES OFFER OUTSTANDING VALUE. LEVELS OF INVESTMENT IN INDIVIDUAL COUNTRIES ARE RAISED AND LOWERED ACCORDING TO THE PARTICULAR ECONOMIC OUTLOOK OF EACH ONE. THE FUND'S MANAGEMENT USES ITS EXPERIENCE AND CONTACTS TO ASSEMBLE A PORTFOLIO SOMEWHAT BROADER AND BOLDER THAN THAT OF A CONVENTIONAL FUND OR INDEX.
--------------------------------------------------------------------------------
MARKET HIGHLIGHTS

o    Over the six  months  ended  April 30,  1999,  Asian  countries  slowly but steadily  emerged  from their long  economic  slump.  Not every  problem is solved and real growth may yet remain muted, but currencies have stabilized, property prices are recovering, the bad debt crisis is easing, interest rates are down, financial systems are being sorted out, and companies are restructuring. Perhaps most important, confidence from both investors and consumers is returning.

o Not all countries are recovering at the same rate. Indonesia and Malaysia still have serious political problems, while China has weathered the storm surprisingly well and Singapore has been buoyed by its inherent high quality.

o The modest but significant recovery in Japan has helped consolidate Asia's recovery.

                                ======================
                     THE STRONG FOREIGN MAJORMARKETS(SM) FUND
                     -----------======================-----

FUND
 HIGHLIGHTS

o    For the six months ended April 30, 1999, the Fund returned 16.65%.

o The Fund's country allocation has been close to neutral relative to its benchmark. The Fund has more of a value tilt than its benchmark, and also has a smaller average market capitalization.

o Overall performance is slightly behind the Fund's benchmark. The Fund still faces high trading costs because of its small asset base. The Fund's holdings in Japan, France, and the Netherlands performed better than their counterparts in the index, while the Fund's positions in the U.K. and Germany underperformed because of higher weightings in cyclical industries.

------------------------------------
         TOTAL RETURN (1)
         As of 4-30-99

         Since Inception      8.60%
         (on 6-30-98)
------------------------------------
INVESTMENTS
 BY COUNTRY

Based on net assets as of 4-30-99

COUNTRY  % OF NET ASSETS
------------------------
Japan             19.8%

United Kingdom    17.0%

France             8.6%

Germany            6.9%

Switzerland        6.3%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

PERSPECTIVES
FROM THE MANAGER

/s/Shirish Malekar
Shirish Malekar
Portfolio Manager
--------------------------------------------------------------------------------

Global economies, stock markets, and interest rates went through a roller coaster ride in 1998. The Asian and the Japanese economies may have already been through the worst, and we believe that from here on they should be recovering. In Japan, the central bank has cut interest rates to almost zero percent in an effort to revive that country's stagnant economy. The Japanese stock market should be helped further by the nation's new coalition government, which brings with it beneficial fiscal policies as well as programs to restructure Japan's financial and banking systems. Relative to other markets and to its own historical levels, the Japanese market is still inexpensive.

The neighboring Asian economies of Hong Kong and Singapore should also benefit from Japan's improvements. Further, we anticipate that the Pacific economies of Australia and New Zealand will continue to grow at a moderate pace.

Europeancentral bankers cut interest rates to boost that region's economies. Further help for European markets is likely to come from corporate restructurings and cross-border mergers and acquisitions. Despite these positive forces, European equities may underperform others as economies in that region slow down further.

                                                 ------------------------------
                                                        GLOBAL ECONOMIES,

                                                         STOCK MARKETS,

                                                              AND

                                                         INTEREST RATES

                                                          WENT THROUGH

                                                       A ROLLER COASTER

                                                         RIDE IN 1998.
                                                 ------------------------------

--------------------------------------------------------------------------------
1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

In recent months, the stock markets of Europe have favored large-capitalization and growth-oriented stocks. However, we manage this Fund with a stock-selection process that favors mid-size companies and value-oriented stocks. Some of the underperformance of the Fund, particularly in the U.K. and Germany, has been due to this bias.

To address this situation, we will reassess the stock selection methodology. Although our portfolio strategy will continue to focus on value-oriented stocks with decent growth rates, we will expand our growth parameters to include revenue, earnings, margins, and return on equity. Other aspects of our investment criteria won't change. The portfolio will continue to be fully invested in stocks of companies in major foreign markets, keeping our country allocation within 20% of their weighting in our benchmark index. Currently, the Fund's country allocation remains close to neutral versus the benchmark.

Thank you for your investment in the Strong Foreign MajorMarkets(SM) Fund. We appreciate the confidence you've shown in us so far.

[GRAPH]
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-98 to 4-30-99
                 The Foreign         MSCI EAFE    Lipper International
               MajorMarkets(SM) Fund                Funds Index*
 6-98              10,000             10,000          10,000
 9-98               8,470              8,579           8,422
12-98               9,980             10,351           9,728
 3-99               9,900             10,495           9,853
 4-99              10,860             10,920          10,312




This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUNDS APPROACH

THE STRONG FOREIGN MAJORMARKETS(SM) FUND PURSUES CAPITAL GROWTH BY INVESTING PRIMARILY IN STOCKS FROM COMPANIES IN ESTABLISHED FOREIGN MARKETS. STOCKS ARE SELECTED FROM EACH COUNTRY IN ITS BENCHMARK INDEX (THE MSCI EUROPE, AUSTRALASIA, AND FAR EAST (EAFE) INDEX). THE FUND'S INVESTMENT PROCESS SCREENS FOR STOCKS WITH BETTER FUNDAMENTAL CHARACTERISTICS THAN ARE TYPICAL FOR OTHER COMPANIES IN THEIR COUNTRY. MANAGEMENT ALSO LOOKS FOR STOCKS THAT ARE CHEAPER THAN THE NORM IN THEIR MARKET. ASSETS WILL BE ALLOCATED TO EACH COUNTRY WITH AN EYE TOWARDS THE WEIGHTING IN THE EAFE INDEX.
--------------------------------------------------------------------------------

MARKET HIGHLIGHTS

o The MSCI EAFE Index returned 15.28% for the six months ended April 30, 1999.*

o European stock markets recovered from the sharp selloff that hit them from August through October 1998. Some European markets, namely, Finland, France, Italy, and the U.K., have returned to the highs seen in July 1998. Most others, however, such as Denmark, Germany, Spain, and Switzerland, have only partially recovered. Japan and other Asia/ Pacific stock markets have been on a slow recovery path.

o The strength of the U.S. dollar versus foreign currencies subtracted about 5% from the Fund's performance in Japan and about 10% from its European investments' returns.

                                 ===================
                      THE STRONG INTERNATIONAL STOCK FUND
                      -----------===================-----
FUND HIGHLIGHTS

o    The Fund returned 16.88% for the six months ended April 30, 1999.

o The Fund's overweighting in Europe helped the Fund in January, when emerging markets swooned. Although underweighted in emerging markets when they bounced back in February and March, the Fund continued to outperform thanks to solid stock selection in Europe. In the last two weeks of April, however, the shift in market favor to cyclicals and away from technology and telecommunication stocks hurt our performance.

o Despite short-term market trends, the Fund stayed fully invested in stocks, in keeping with our long-term perspective.

     --------------------
         AVERAGE ANNUAL
         TOTAL RETURNS(1)
         As of 4-30-99

         1-year    -10.69%

         3-year     -6.92%

         5-year     -0.77%

Since Inception      4.89%
     (on 3-4-92)
     --------------------
          INVESTMENTS
           BY COUNTRY
 Based on net assets as of 4-30-99

      COUNTRY % OF NET ASSETS
  ----------------------------------
   United Kingdom       27.5%

   France               11.2%

   Japan                10.6%

   Italy                 7.3%

   Netherlands           6.4%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/David Lui
David Lui
Portfolio Manager

--------------------------------------------------------------------------------
The biggest question facing an international fund manager is, Which region will provide the highest return from now to the end of 1999? We will give our views by region as follows:

Despite the gloom and doom over economic growth in Europe, we believe that the positive effects of a weak Euro will finally come through in the second half of 1999--in general, a weak currency has a lagging but positive effect on an economy. Also, sizeable interest-rate cuts in December and March have yet to have their impact on European growth. Counterbalancing these positive factors are the war in Kosovo, and bureaucracies that hamper the merger and acquisition process.

How sustainable is the rally in Asia? The prognosis in Japan is getting better. The spate of corporate restructurings announced in March excited investors, but the question remains as to whether they constitute mere lip service or are solid promises. The willingness of Japanese banks to write off bad debts should also bode well for the Japanese economy, as the banks will thereafter be able to extend new credits. We also believe that a weak yen will power the export sector in Japan in the second half of 1999. Finally, if the rumors of a July election turn out to be true, Japan's stock market could zoom through the roof.
                                                 ---------------------------
                                                        WHAT REMAINS

                                                       TO BE SEEN IS

                                                       WHETHER WE ARE

                                                         ON THE CUSP

                                                   OF A GLOBAL SLOWDOWN,

                                                     OR IF WE'RE ENTERING

                                                       A NEW PHASE IN

                                                      GLOBAL EXPANSION.

                                                  ---------------------------

--------------------------------------------------------------------------------
1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

Hong Kong basked in the glory of declining interest rates in February and March. Prospects for lower rates are good and will be thwarted only by a rate hike in the U.S. Stable real estate prices after a 50% correction will be helpful to an economy that depends to a great extent on real estate and banking. On the other hand, the overhang of government-owned shares that amount to 15% of the total market cannot be ignored. Valuation is also getting a bit stretched after the recent rally. Both China and Korea still appear to have a long way to go to improve their economies and their markets.

This is a critical time in global growth. What remains to be seen is whether we are on the cusp of a global slowdown with the U.S. finally throwing in the towel, or if instead we're entering a new phase in global expansion with Asia rejoining the party. I can't be more challenged in having to choose between these diametrically opposite scenarios. What I can assure you of is an exciting ride into the new millennium. I thank you for your investment in the Fund, and hope you'll be on that ride with us.




                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 3-4-92 to 4-30-99

[GRAPH]         The Strong
             International Stock     MSCI EAFE           Lipper International
                   Fund                                      Funds Index*

2-92              10,000               10,000                   10,000
12-92             9,819                9,484                    9,495
12-93             14,508               12,572                   13,215
12-94             14,282               13,550                   13,118
12-95             15,399               15,069                   14,433
12-96             16,660               15,980                   16,515
12-97             14,294               16,264                   17,712
12-98             13,287               19,516                   19,954
4-99              14,072               20,589                   21,152

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of March 1992.

--------------------------------------------------------------------------------

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG INTERNATIONAL STOCK FUND SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. OUR THREE-STEP INVESTMENT PROCESS INVOLVES COUNTRY ALLOCATION, INTENSIVE RESEARCH, AND CURRENCY MANAGEMENT. WE EXAMINE THE ECONOMIC OUTLOOK OF INDIVIDUAL COUNTRIES TO DECIDE HOW MUCH OF THE FUND'S ASSETS--IF ANY--TO INVEST IN EACH ONE. THEN WE CHOOSE INDIVIDUAL STOCKS BASED ON RIGOROUS ANALYSIS INCORPORATING INTERVIEWS WITH A COMPANY'S LEADERSHIP.

--------------------------------------------------------------------------------
MARKET HIGHLIGHTS

o The MSCI Europe, Australasia, and Far East Index, the Fund's bench-mark, returned 15.28% for the six months ended April 30, 1999.*

o Western Europe led the international markets up until the end of January 1999. They have since been weighted down by the war in Kosovo.

o The Japanese market was revived by restructuring plans from such big blue chip companies as Sony and Toshiba in March. The rest of Asia rallied strongly in sympathy with Japan in March and April.

o The technology and telecommunication sectors were market darlings up until the second week of April, when the market made a sharp shift into cyclicals.

                              ------------------------
                              THE STRONG OVERSEAS FUND
                              ----===============-----
FUND HIGHLIGHTS

o    The Fund returned 39.27% for the six months ended April 30, 1999.

o The Fund was overweighted in Europe. We weighted Japan at half the market level, and maintained a market weighting for the remainder of Asia

o The Fund's European position helped the Fund in January, when emerging markets swooned under the devaluation of Brazil's currency.

o In the last two weeks of April, a shift in market favor from technology and telecommunication stocks and toward cyclicals hurt the Fund's performance.

o The Fund stayed fully invested in stocks, in keeping with our long-term perspective. We did not sell out of companies because of short-term downturns.
     --------------------------------
           TOTAL RETURNS (1)
             As of 4-30-99

         Since Inception     14.20%
           (on 6-30-98)\
     --------------------------------

               INVESTMENTS
                BY COUNTRY
     Based on net assets as of 4-30-99
         COUNTRY      % OF NET ASSETS
       -------------------------------
         United Kingdom        22.9%

         Japan                 13.6%

         France                 9.1%

         Italy                  7.4%

         Finland                7.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

PERSPECTIVES
FROM THE MANAGER

/s/ David Lui
David Lui
Portfolio Manager

--------------------------------------------------------------------------------
Currently, international fund managers are faced with determining which region will provide the highest return from now to the end of 1999. Our assessment of the world's major regions for investment is as follows:

Despite the gloom and doom over Europe, we believe that the positive effects of a weak Euro will finally emerge in the second half of 1999. (In general, a weak currency has a lagging but positive effect on an economy.) Also, sizeable interest-rate cuts in December and March have yet to fully benefit European growth. Of course, the war in Kosovo weighs heavily on the region. Another less positive factor is that many countries in the region have bureaucracies that hamper the merger and acquisition process.

For Asia, the question is whether its current rally is sustainable. Japan is showing some signs of improvement. The rash of corporate restructurings announced in March got a positive response from investors, but it remains to be seen whether true change will follow. The willingness of Japanese banks to write off bad debts should also bode well for the Japanese economy, as the banks will thereafter be able to extend new credits. We also believe that a weak yen will power the export sector in Japan in the second half of 1999. Finally, if an election is held in July (as rumor currently has it), we believe Japan's stock market will really take flight.

                                                  --------------------

                                                    JAPAN IS SHOWING

                                                       SOME SIGNS

                                                      OF IMPROVEMENT,

                                                         BUT IT

                                                      REMAINS TO BE

                                                      SEEN WHETHER

                                                       TRUE CHANGE

                                                      WILL FOLLOW.


                                                  --------------------

--------------------------------------------------------------------------------

1 Total return is not annualized and measures aggregate change in the value of an investment in the fund, assuming reinvestment of dividends.

Hong Kong basked in the glory of declining interest rates in February and March. Prospects for still-lower rates are good--we believe they could only be thwarted by a rate hike in the U.S. Stable real estate prices after a 50% correction would be helpful to an economy that greatly depends on real estate and banking. On the other hand, the impact of having the government own shares that amount to 15% of the total market cannot be ignored. Stock valuations are also somewhat extended after their recent rally. Both China and Korea still appear to have a long way to go to improve their economies and their markets.

This is a critical time in global growth. What remains to be seen is whether we are on the cusp of a global slowdown led by the U.S., or if instead we're entering a new phase in global expansion with Asia rejoining the party. I can't be more challenged in having to choose between these diametrically opposite scenarios. What I can assure you of is an exciting ride into the new millennium. I thank you for your investment, and hope you'll take that ride with us.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-98 to 4-30-99

[GRAPH]
          The Strong                MSCI EAFE*         Lipper International
         Overseas Fund                                    Funds Index*

 6-98      10,000                     10,000                  10,000
 8-98       9,290                      8,850                   8,693
10-98       8,200                      9,473                   9,042
12-98      10,460                     10,351                   9,728
 2-99      11,080                     10,075                   9,535
 4-99      11,420                     10,920                  10,312








This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------
* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S APPROACH

THE STRONG OVERSEAS FUND SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. OUR THREE-STEP INVESTMENT PROCESS INVOLVES COUNTRY ALLOCATION, INTENSIVE RESEARCH, AND CURRENCY MANAGEMENT. WE STUDY INDIVIDUAL COUNTRIES TO DECIDE WHETHER, AND HOW MUCH, TO INVEST IN EACH. STOCKS ARE CHOSEN THROUGH RIGOROUS ANALYSIS THAT INCLUDES INTERVIEWS WITH COMPANY LEADERS. AT TIMES, THE FUND MAY TAKE AGGRESSIVE POSITIONS IN COMPANIES AND COUNTRIES.

--------------------------------------------------------------------------------
MARKET HIGHLIGHTS

o The MSCI Europe, Australasia, and Far East Index, the Fund's benchmark, returned 15.28% for the six months ended April 30, 1999.*

o Western Europe performed strongly through the end of January. They have since been weighted down by the war in Kosovo. Also, a slow-down in Germany in December alarmed some investors.

o In March, Japan's market was revived by restructuring plans announced by such leading companies as Sony and Toshiba. Following suit, the rest of Asia rallied strongly.

o Technology and telecommunication were among the most favored sectors until the second week of April. At that point a shift in market favor toward cyclicals triggered steep corrections.

                                ======================
                     THE STRONG GLOBAL HIGH-YIELD BOND FUND
                     -----------======================-----
FUND
 HIGHLIGHTS

o    The Fund returned 12.69% for the six months ended April 30, 1999.

o Over the six month period, we kept the Fund in a defensive posture. Avoiding exposure to the Russian, Venezuelan, and Brazilian markets helped the Fund's performance.

o Another boost to the Fund's performance was its significant allocation to U.S. high-yield bonds.

---------------------------------
         AVERAGE ANNUAL
          TOTAL RETURN (1)

        As of 4-30-99

      1-year              -0.67%

      Since Inception      2.93%
         (on 1-31-98)

---------------------------------

      PORTFOLIO STATISTICS

     As of 4-30-99
----------------------------------
-   30-day annualized            -
-             yield(2)  6.63%    -
----------------------------------
              Average
     credit quality(3)  BB

   Average maturity(4)  7.4 years

---------------------------------
PERSPECTIVES
FROM THE MANAGERS

/s/ John T. Bender      /s/ Shirish Malekar         /s/ Jeffrey A. Koch
    John T. Bender          Shirish Malekar             Jeffrey A. Koch
    Portfolio Co-manager    Portfolio Co-manager        Portfolio Co-manager

--------------------------------------------------------------------------------
After an unusually active period in the global bond markets, we believe that interest rates will be less volatile and credit spreads--the difference between the yields of U.S. Treasuries and those of corporate, emerging market, and high-yield issues--will slowly narrow. The global economies that grew at their lowest rate since the global recession of 1981 and 1982 should stabilize. We expect that the U.S. economy will continue to be the locomotive of growth for the rest of the world.

Japan and the rest of Asia seem to have stabilized, and the worst seems behind these countries. The Brazilian devaluation will drag down growth in Latin America. Major European economies have been slowing down recently, and could weaken further if the Kosovo crisis drags on. Weak global growth and the easy-to-neutral monetary bias of the world's major central banks should keep interest rates in a stable, comfortable range. We anticipate that productive capacity in the world will help to keep inflationary pressures subdued.

Continued strong economic growth in the U.S. has improved confidence in the markets for emerging, corporate, and non-investment-grade debt.
                                                        ------------------------

                                                                  JAPAN

                                                               AND THE REST

                                                                 OF ASIA

                                                              SEEM TO HAVE

                                                             STABILIZED, AND

                                                             THE WORST SEEMS

                                                               BEHIND THESE

                                                                COUNTRIES.

                                                        ------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4    The Fund's average maturity includes the effect of futures.

Slow recovery in Japan and Asia should provide additional support to global credit markets. We expect good relative performance from high-yield bonds and those from emerging markets--and we find that their valuations are still at attractive levels.

To manage risk in the portfolio, we plan to de-emphasize such higher-risk emerging countries as Peru, Ecuador, and Nigeria, instead favoring lower-risk developing markets such as Mexico, Argentina, and Poland.

We thank you for investing in the Strong Global High Yield Bond Fund, and look forward to helping you pursue your important financial goals by investing in markets around the world.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 1-31-98 to 4-30-99
[GRAPH]

          The Strong                    Global
         Global High-Yield           High-Yield                 Lipper Global           JP Morgan Emerging
           Bond Fund                 Bond Index *            Income Funds Index *      Markets Bond Index*

1-98              10,000                 10,000                  10,000                     10,000
2-98              10,221                 10,206                  10,086                     10,286
4-98              10,437                 10,435                  10,209                     10,568
6-98              10,135                 10,041                  10,166                      9,913
8-98               9,107                  8,022                   9,844                      7,113
10-98              9,201                  8,791                  10,335                      8,313
12-98              9,683                  9,106                  10,555                      8,582
2-99               9,945                  8,997                  10,306                      8,383
4-99              10,368                  9,949                  10,483                      9,633

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Global High-Yield Bond Index, the Lipper Global Income Funds Index, and the JP Morgan Emerging Markets Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Global High-Yield Bond Index is comprised of 65% J.P. Morgan Emerging Markets Bond Index + and 35% Lehman Brothers High-Yield Bond Index. The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper Global Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The J.P. Morgan Emerging Markets Bond Index + is an unmanaged index generally representative of emerging market debt obligations. Source of the Global High Yield Bond Index data is Bloomberg and Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
  APPROACH

THE STRONG GLOBAL HIGH-YIELD BOND FUND PURSUES A HIGH LEVEL OF CURRENT INCOME AND CAPITAL APPRECIATION. THE FUND INVESTS PRIMARILY IN MEDIUM- AND
LOWER-QUALITY BONDS ISSUED BY U.S. AND FOREIGN COMPANIES. WE START OUR INVESTMENT PROCESS WITH A BROAD, TOP-DOWN ANALYSIS OF WORLD MARKET AND FINANCIAL CONDITIONS. THIS ANALYSIS LEADS US TO COUNTRIES AND COMPANIES WHOSE BONDS WE BELIEVE OFFER THE POTENTIAL FOR HIGH INCOME AND CAPITAL APPRECIATION. IN UNCERTAIN ECONOMIC TIMES, WE MAY AVOID EMERGING MARKETS AND MAY EVEN INVEST ONLY IN U.S. HIGH-YIELD BONDS.

--------------------------------------------------------------------------------

MARKET HIGHLIGHTS

o The Lehman Brothers High Yield Bond Index returned 8.25% for the six months ended April 30, 1999. The Fund's benchmark, the Global High Yield Bond Index, combines a 65% weighting in the J.P. Morgan Emerging Markets Bond Index+ with a 35% weighting in the Lehman Brothers High Yield Bond Index. That benchmark returned 13.17% for the same period.*

o Corporate bonds, high-yield debt, and emerging markets issues-also known as spread products-have recovered after their sharp selloff in the second half of 1998.

o Although Brazilian currency was devalued in January 1999, the economies and financial markets in emerging countries have begun to stabilize.

                                  ==================
                       THE STRONG INTERNATIONAL BOND FUND
                       -----------==================------
FUND HIGHLIGHTS

o    The Fund returned -4.81% for the six months ended April 30, 1999.

o In the first three months of the fiscal year, the Fund benefited from its longer than index exposure to major European countries such as Germany, France, and the U.K. where interest rates dropped. In the past three months, small positions in such countries as Greece, Mexico, and Argentina helped performance.

o The Fund's negative return stems from the depreciation of foreign currencies versus the U.S. dollar. Because the Fund is unhedged, it is fully exposed to any foreign currency depreciation. For example, the German mark declined by more than 11% over the six months, and the Japanese yen fell in value by about 5%.

------------------------------
         AVERAGE ANNUAL
         TOTAL RETURNS (1)

          As of 4-30-99

         1-year    8.55%

         3-year    3.79%

         5-year    7.25%

Since Inception    7.59%
    (on 3-31-94)
------------------------------

    PORTFOLIO STATISTICS
        As of 4-30-99

----------------------------------
-              30-day            -
- annualized  yield(2)     3.24% -
----------------------------------
             Average
    credit quality(3)      AA

  Average maturity(4)      7.5 years

PERSPECTIVES
FROM THE MANAGER

/s/Shirish Malekar
Shirish Malekar
Portfolio Manager


Central bankers seem to have avoided global financial crisis with their aggressive easing of interest rates at the end of 1998. In the past three months, the global flight to quality that followed the Russian crisis has slowly unwound. As a result, long-term interest rates in most countries snapped back by 0.25% to 0.50%--except in Japan, where interest rates moved far lower. To revive and reflate the economy, the Bank of Japan cut interest rates to almost zero percent.

With much fanfare, the Euro was launched on January 1, 1999. So far, though, it has failed to hold value versus the dollar as European economies have slowed down relative to the U.S. Since its launch, the Euro has fallen almost 10% versus the U.S. dollar. The Japanese yen has also weakened relative to the U.S. dollar by about 5%. The negative returns posted by the Fund and by its benchmark are the result of the depreciation of foreign currencies against the U.S. dollar.

Despite Brazil's devaluation of its currency and the crisis in Kosovo, emerging bond markets have stabilized over the past three months. The risk measure for these bonds, the yield spread of the J.P. Morgan Emerging Market Bond Index over U.S. Treasury bonds, has narrowed by about 2% to about 10.5%.

                                                    ------------------------

                                                       COUNTRY EXPOSURE (5)
                                                           As of 4-30-99

                                                              Japan
                                                              25.5%
                                                               ---
                                                             Germany
                                                              20.0%
                                                               ---
                                                              Italy
                                                              18.4%
                                                               ---
                                                          United Kingdom
                                                               9.5%
                                                               ---
                                                             Denmark
                                                               8.3%

                                                    ------------------------

--------------------------------------------------------------------------------
1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4    The Fund's average maturity includes the effect of futures.

This spread had been as high as about 15% right after the Brazilian devaluation on January 13.

We believe that the worst string of global financial crises since the Great Depression is behind us. This year, we think that global economic growth will be higher than in 1998, but still at a moderate pace. Excess production capacity around the world will likely help keep interest rates low in major developed countries. Europe and the U.S. should grow in 1999, but at a much slower pace than we've seen recently.

In these conditions, we will maintain the Fund's duration at or longer than the benchmark's. Emerging countries have stabilized and will be on a slow path to recovery. If China and Hong Kong can hold their currencies stable, we may have seen the worst the emerging countries have to offer. We believe that there is value in short duration emerging market debt.

Thank you for your investment in the Strong International Bond Fund. We look forward to helping you pursue your important financial goals.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 3-31-94 to 4-30-99

[GRAPH]  The Strong        Salomon Brothers                    Lipper
        International     Non-U.S World Government          International
         Bond Fund        Bond Index (Currency Unhedged)*  Income Funds Index*
 3-94      10,000                  10,000                     10,000
12-94      10,866                  10,396                      9,837
12-95      12,937                  12,428                     11,700
12-96      13,966                  12,938                     12,784
12-97      13,297                  12,387                     12,991
12-98      15,330                  14,590                     14,725
 4-99      14,503                  13,864                     14,344




This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

5 Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. Exposure is calculated based on the sum of total market value of securities and market value of futures.

* The Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. The Lipper International Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

THE STRONG INTERNATIONAL BOND FUND INVESTS FOR HIGH TOTAL RETURN BY FOCUSING ON INVESTMENT GRADE BONDS ISSUED IN FOREIGN COUNTRIES. THE FUND'S INVESTMENT PROCESS BEGINS WITH A BROAD ANALYSIS OF GLOBAL FINANCIAL CONDITIONS. WE STRIVE TO IDENTIFY COUNTRIES WHOSE BONDS MAY OFFER THE POTENTIAL FOR CAPITAL GAINS, OR A HIGHER LEVEL OF INCOME THAN IS TYPICAL. THE FUND IS NONDIVERSIFIED, AND SO MAY CONCENTRATE MORE OF ITS ASSETS IN A SINGLE BOND THAN WOULD A DIVERSIFIED FUND. BECAUSE THE FUND'S INVESTMENTS ARE NOT HEDGED AGAINST CHANGES IN CURRENCY
VALUES, THE FUND FACES THE RISK--AND POTENTIAL BENEFIT--OF THE U.S. DOLLAR'S FLUCTUATIONS RELATIVE TO OTHER MAJOR CURRENCIES.

--------------------------------------------------------------------------------

MARKET HIGHLIGHTS

o The Fund's benchmark, the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged), returned -4.30% for the six months ended April 30, 1999.*

o Interest rates in Europe and the U.S. were in a downward trend until January, but have reversed course since then as fears of global economic collapse have dissipated. Aggressive easing of interest rates by major central banks seems to have comforted the global financial markets.

o Some normalcy has returned to the markets for mortgage-backed bonds, corporate issues, high-yield securities and emerging debt, thanks to central banks' easing.

                                ======================
                     THE STRONG SHORT-TERM GLOBAL BOND FUND
                     -----------======================-----
FUND HIGHLIGHTS

o The Fund returned 4.15% for the six months ended April 30, 1999. The Fund outperformed its benchmark, the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged), by 1.66% for the same period.

o From November through January, the Fund benefited from its longer than index exposure to major European countries such as Germany, France, and the U.K., where interest rates dropped. Since then, small exposure to countries such as Greece, Mexico and Argentina contributed to the Fund's outperformance.

o Although the U.S. dollar reversed its downtrend versus major currencies, the Fund was not affected because most of its foreign currency risk is hedged.

----------------------------------------
               AVERAGE ANNUAL
               TOTAL RETURNS(1)

                As of 4-30-99

         1-year               4.74%

         3-year               6.67%

         5-year               7.56%

         Since Inception      7.64%
         (on 3-31-94)
----------------------------------------

          PORTFOLIO STATISTICS

            As of 4-30-99
-----------------------------------------
-      30-day annualized                -
-                yield(2)     6.21%     -
-----------------------------------------
                Average
        credit quality(3)     AA

      Average maturity(4)     2.5 years

PERSPECTIVES
FROM THE MANAGER

/s/ Shirish Malekar
    Shirish Malekar
    Portfolio Manager

--------------------------------------------------------------------------------
Central bankers seem to have avoided global financial crisis with their aggressive easing of interest rates at the end of 1998. The global flight to quality that followed the Russian debt crisis has slowly been unwound in the past three months. As a result, long-term interest rates in most international markets snapped back by 0.25% to 0.50%. A marked exception was Japan, where interest rates moved still lower. In an effort to revive that troubled economy, the Bank of Japan cut interest rates to almost zero percent. In general, despite the Brazilian devaluation of the real in January, some normalcy has returned to the emerging debt and corporate credit markets as fears of a credit crunch have dissipated.

With much fanfare, the Euro was launched on January 1, 1999. It has failed to hold value versus the dollar, however, as European economies have slowed down relative to the U.S. Since its launch, the Euro has fallen by almost 10% versus the U.S. dollar. On a separate note, the Japanese yen has also weakened versus the U.S. dollar--in this case falling by about 5%.

Despite the Brazilian devaluation and the continuing crisis in Kosovo, emerging bond markets have stabilized over the past three months. The risk measure for these bonds, the difference (or spread) between the yield of the J.P. Morgan Emerging Market Bond Index and that of U.S. Treasuries has narrowed by about 2%, currently standing at about 10.5%. That spread had been as wide as 15% right after Brazil devalued the real on January 13.

                                                           ---------------------
                                                            COUNTRY EXPOSURE (5)
                                                               As of 4-30-99

                                                                   Brazil
                                                                    7.0%
                                                                    ----
                                                                  Germany
                                                                    6.0%
                                                                    ----
                                                                   Greece
                                                                    4.0%
                                                                    ----
                                                                   Panama
                                                                    2.3%
                                                                    ----
                                                                  Australia
                                                                    2.1%
                                                                    ----
                                                           ---------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4    The Fund's average maturity includes the effect of futures.

We believe that the worst string of global financial crises since the Great Depression is behind us. Looking forward, we anticipate that global economic growth in 1999 will be at a higher level than in 1998, though this growth will move at a moderate pace. Excess capacity around the world should help to keep interest rates low in major developed countries. It's our belief that Europe and the U.S. will grow in 1999, but we expect that growth will come at a much slower pace than it has in the recent past.

We plan to maintain the Fund's duration at or longer than the benchmark's. This seems appropriate, given that emerging countries have stabilized and appear to be on a slow path to recovery. If China and Hong Kong can hold the value of their currencies stable, we may be through the worst in the emerging countries.

Active interest-rate risk management and about 10% exposure to short-maturity emerging market debt helped the Fund to outperform its index as well as its peers. In the current environment, we believe that there continues to be value in short-duration emerging market debt.

Thank you for your investment in the Strong Short-Term Global Bond Fund. We appreciate your confidence in us.




                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 3-31-94 to 4-30-99

[GRAPH]
               The Strong       Salomon Brothers 1-3 Year      Lipper Short
               Short-Term        World Government Bond      World Multi-Market
             Global Bond Fund    Index (Currency Hedged)*     Income Average *
 3-94           10,000                  10,000                  10,000
12-94           10,513                  10,153                   9,723
12-95           11,612                  11,286                  10,498
12-96           12,775                  12,088                  11,178
12-97           13,629                  12,856                  11,556
12-98           14,184                  13,796                  12,196
 4-99           14,539                  14,037                  12,229








This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

5 Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. Exposure is calculated based on the sum of total market value of securities and market value of futures.

* The Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed income government securities. Rolling one-month-forward exchange contracts are used as the hedging instrument. The Lipper Short World Multi-Market Income Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keeps a dollar-weighted average maturity of less than five years. Source of the Salomon index data is Salomon Brothers. Source of the Lipper data is Lipper Inc.

YOUR FUND'S
 APPROACH

THE STRONG SHORT-TERM GLOBAL BOND FUND INVESTS FOR HIGH INCOME, FOCUSING ON HIGH-QUALITY, SHORT-TERM BONDS FROM ISSUERS IN THE U.S. AND FOREIGN COUNTRIES. THE PRICES OF SHORT-TERM BONDS ARE GENERALLY LESS SENSITIVE TO CHANGES IN INTEREST RATES AND OTHER MARKET CONDITIONS THAN ARE LONG-TERM BONDS, SO THE FUND'S EMPHASIS ON SHORT-TERM ISSUES HELPS TO KEEP VOLATILITY MODEST. BEFORE CHOOSING INDIVIDUAL INVESTMENTS FOR THE FUND, WE EXAMINE GLOBAL ECONOMIC AND FINANCIAL CONDITIONS TO IDENTIFY COUNTRIES WHOSE BONDS APPEAR TO HAVE POTENTIAL FOR CAPITAL GAINS OR HIGH INVESTMENT INCOME. WE THEN SELECT INDIVIDUAL BONDS THAT WE BELIEVE ARE POISED TO BENEFIT FROM THEIR COUNTRY'S ECONOMIC CONDITIONS.
--------------------------------------------------------------------------------
MARKET HIGHLIGHTS

o The Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) returned 2.49% for the six months ended April 30, 1999.*

o Interest rates in Europe and the U.S. were in a downward trend until January. They have reversed course in recent months, as fears of global economic collapse have dissipated. Aggressive easing of interest rates by major central banks seems to have comforted the global financial markets.

o Some normalcy has returned to mortgage-backed bonds, corporate issues, and high-yield and emerging-market debt-the so-called "spread" markets. These markets have been recovering in the months since they were rocked by the Brazilian currency devaluation in January.

SCHEDULES OF INVESTMENTS IN SECURITIES                 APRIL 30,1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                           STRONG ASIA PACIFIC FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
 COMMON STOCKS 93.8%
 AUSTRALIA 12.2%
 Amcor, Ltd.                                            77,000      $   414,313
 Aristocrat Leisure, Ltd.                               51,000          326,372
 Australia & New Zealand Banking Group, Ltd.            42,292          334,672
 BRL Hardy, Ltd.                                        70,780          315,850
 The Broken Hill Proprietary Company, Ltd.              43,300          489,040
 Capral Aluminium, Ltd.                                184,000          307,755
 Cinema Plus, Ltd.                                     346,500          219,908
 Freedom Furniture, Ltd.                               162,292          196,343
 News Corporation, Ltd.                                 41,000          343,259
 Oil Search, Ltd. (b)                                  255,000          332,104
 Simeon Wines, Ltd.                                    119,500          316,006
 Solution 6 Holdings, Ltd. (b)                         177,000          388,489
 Sydney Aquarium, Ltd.                                 128,450          361,327
 Travel.com.au, Ltd. (Acquired 4/28/99;
  Cost $81,775) (b) (d)                                100,000           82,638
 Village Roadshow, Ltd.                                174,000          311,735
 WMC, Ltd.                                              80,700          348,381
                                                                     ----------
                                                                      5,088,192
 CHINA 0.2%
 China Vanke Company, Ltd. `B Shares' (b)              248,000           83,191

 HONG KONG 8.5%
 Asia Satellite Telecommunications Holdings, Ltd.      211,000          381,121
 China Hong Kong Photo Products Holdings, Ltd.       3,608,000          428,260
 China Resources Enterprise, Ltd.                      222,000          373,781
 China Telecom (Hong Kong), Ltd. (b)                   228,000          520,669
 Jardine Matheson Holdings, Ltd.                       115,800          493,308
 Mandarin Oriental International, Ltd.                 572,000          431,860
 New World Development Company, Ltd.                   171,000          423,595
 Peregrine Investment Holdings, Ltd. (b)               100,000                0
 South China Morning Post Holdings, Ltd.               450,000          271,424
 Yue Yuen Industrial Holdings                          110,000          242,685
                                                                      ---------
                                                                      3,566,703
 INDIA 2.9%
 Aptech, Ltd.                                            3,000           58,355
 Indian Hotels Company, Ltd.                                50              335
 The Indian Smaller Companies Fund, Ltd. (b)            16,089          237,263
 Indocam Himalayan Fund NV (b)                          47,000          531,100
 Larsen & Toubro, Ltd. GDR                              27,000          249,750
 Reliance Industries, Ltd.                                 300              905
 UTI-Mastergrowth 93 Fund (b)                          732,400          190,979
                                                                      ---------
                                                                      1,268,687
 INDONESIA 4.0%
 Gulf Indonesia Resources, Ltd.                         41,500          427,969
 Hanjaya Mandala Sampoerna Tbk PT (b)                  253,000          355,088
 JF Indonesia Fund, Inc. (b)                         1,555,000          401,249
 Jaya Real Property Tbk PT (b)                       6,406,000          260,896
 London Sumatra Indonesia PT                         1,500,000          234,962
                                                                     ----------
                                                                      1,680,164
 ITALY 0.4%
 Ducati Motor Holding Spa (b)                           57,000          169,786

 JAPAN 26.3%
 Aiful Corporation                                       6,040          494,518
 Asatsu, Inc.                                           12,800          321,260
 Catena Corporation                                     39,000          370,946
 DDI Corporation                                            85          422,400
 Fidelity Japan OTC and Regional Markets
  Fund, Ltd. (b)                                        59,500          459,935
 Heiwa Corporation                                      18,600          335,122
 Ito-Yokado Company, Ltd.                                5,000          307,132
 Jafco Company, Ltd.                                    13,000          651,471
 Japan OTC Equity Fund, Inc. (b)                           400          287,000
 Japan Tobacco, Inc.                                        44          442,470
 Matsushita Electric Industrial Company, Ltd.           22,000          418,503
 Mikuni Coca-Cola Bottling Company                      16,000          335,205
 Mitsubishi Heavy Industries, Ltd.                      91,000          398,835
 Mitsubishi Motors Corporation (b)                      84,000          349,853
 NEC Corporation                                        29,000          346,552
 NTT Mobile Communication Network, Inc.                      7          410,626
 Nippon Express Company, Ltd.                           62,000          405,263
 Nissho Iwai Corporation (b)                           313,000          333,118
 Nomura Securities Company, Ltd.                        46,000          496,505
 Olympus Optical Company, Ltd.                          23,000          282,946
 Onward Kashiyama Company, Ltd.                         29,000          354,814
 Oriental Land Company, Ltd.                             7,900          467,393
 Shiseido Company, Ltd.                                 16,000          252,074
 Shiseido Company, Ltd. Warrants, Expire 4/26/00 (b)       550          200,361
 Shohkoh Fund & Company, Ltd. (Acquired 4/14/99;
  Cost $529,819) (b) (d)                                 1,000          586,609
 Softbank Corporation (b)                                3,900          519,325
 Tokyo Electric Power Company                           16,000          341,909
 Zensho Company, Ltd.                                   23,000          391,268
                                                                     ----------
                                                                     10,983,413
 MALAYSIA 3.1%
 Berjaya Sports Toto BHD (f)                           169,000          264,885
 Kumpulan Guthrie BHD (f)                              200,000          118,000
 Malaysia International Shipping BHD (Fgn Reg) (f)     188,000          256,719
 Sime Darby BHD (f)                                    261,000          274,737
 World Equity Benchmark Shares - Malaysia
  Index Series                                          58,000          362,500
                                                                     ----------
                                                                      1,276,841
 NEW ZEALAND 5.6%
 Carter Holt Harvey, Ltd.                              242,000          354,428
 Fisher & Paykel Industries, Ltd.                       96,000          351,499
 Fletcher Challenge Energy                             164,000          392,373
 Guinness Peat Group PLC                               356,464          356,681
 Restaurant Brands New Zealand, Ltd.                   367,000          285,163
 Sky City, Ltd.                                         76,000          333,499
 Sky Network Television, Ltd. (b)                      154,000          253,954
                                                                     ----------
                                                                      2,327,597
 PHILIPPINES 2.8%
 Benpres Holdings Corporation (b)                    1,700,000          399,208
 Cosmos Bottling Corporation                         3,349,000          269,511
 La Tondena Distillers, Inc. (b)                       379,000          490,000
                                                                     ----------
                                                                      1,158,719
 SINGAPORE 14.2%
 Allgreen Properties, Ltd. (Acquired 4/28/99;
  Cost $242,852) (b) (d)                               400,000          242,996
 City Developments, Ltd.                                55,000          366,559
 DBS Land, Ltd.                                        180,000          333,353
 The Development Bank of Singapore, Ltd. (Fgn Reg)      38,000          403,421
 Fraser & Neave, Ltd.                                   81,000          358,301
 G.K. Goh Holdings, Ltd.                               520,000          361,899
 Hong Leong Finance, Ltd. (Fgn Reg)                    244,000          601,545
 JIT Holdings, Ltd.                                    350,000          381,893
 Jurong Shipyards, Ltd.                                 72,000          299,381
 Keppel Corporation, Ltd.                              110,500          315,435
 Oversea-Chinese Banking Corporation, Ltd. (Fgn Reg)    39,000          365,733
 SembCorp Industries, Ltd. (b)                         246,061          306,216
 Singapore Airline Warrants, Expire 5/11/00 (b)        150,000          369,802
 Singapore Press Holdings, Ltd.                         26,000          383,368
 Singapore Sesdaq Fund                                  32,000          488,000
 United Overseas Bank, Ltd. (Fgn Reg)                   45,000          347,685
                                                                     ----------
                                                                      5,925,587
 SOUTH KOREA 4.2%
 Hanwha Chemical Corporation                            45,008          369,005
 Kookmin Bank                                           26,000          354,545

--------------------------------------------------------------------------------
================================================================================
                           STRONG ASIA PACIFIC FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
 L.G. Securities Company (b)                            12,000      $   303,030
 Pohang Iron & Steel Company, Ltd.                       5,310          386,629
 S1 Corporation                                          1,742          337,256
                                                                      ---------
                                                                      1,750,465
 THAILAND 7.6%
 Adkinson Securities PCL (Fgn Reg) (b)                 309,000          391,985
 Dusit Thani PCL (Fgn Reg) (b)                         244,500          273,867
 Golden Land Property Development PCL (b)              340,000          119,298
 Industrial Finance Corporation of Thailand
  (Fgn Reg) (b)                                        670,000          470,175
 KCE Electronics PCL (Fgn Reg) (b)                     164,000          362,969
 Land & House PCL (Fgn Reg) (b)                        444,000          476,356
 National Petrochemical PCL (b)                        500,000          428,475
 Royal Garden Resort PCL (Fgn Reg) (b)                 434,000          172,780
 Shin Corporations PCL (Fgn Reg) (b)                    55,000          198,920
 TelecomAsia Corporation PCL (Fgn Reg) (b)             300,000          259,109
                                                                      ---------
                                                                      3,153,934
 UNITED KINGDOM 1.2%
 Genesis Malaysia Maju Fund, Ltd. (b)                   32,000          483,200

 VIETNAM 0.1%
 Beta Mekong Fund (b)                                   25,000           62,500
 Beta Mekong Fund Warrants, Expire 10/31/09 (b)          5,000                0
                                                                         ------
                                                                         62,500
 OTHER 0.5%
 Siam Investment Fund (b)                               45,000          225,000
-------------------------------------------------------------------------------
 Total Common Stocks (Cost $33,027,995)                              39,203,979
-------------------------------------------------------------------------------
 PREFERRED STOCKS 0.6%
 THAILAND
 Siam Commercial Bank (b)                              360,000          255,436
 Siam Commercial Bank Warrants,
  Expire 5/10/02 (b)                                   360,000                0
--------------------------------------------------------------------------------
 Total Preferred Stocks (Cost $255,643)                                 255,436
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS (A) 7.3%
 COMMERCIAL PAPER 0.1%
 INTEREST BEARING, DUE UPON DEMAND
 UNITED STATES
 United States Cayman Eurodollar Call
  Deposit, 3.75%                                     $  21,000          21,000

 TIME DEPOSITS 7.2%
 UNITED STATES
 Bank Paribas Nationale, 5.00%,
  Due 5/03/99                                        1,300,000        1,300,000
 Dresdner Bank, 4.875%, Due 5/03/99                  1,700,000        1,700,000
                                                                      ----------
 Total Time Deposits                                                  3,000,000
--------------------------------------------------------------------------------
 Total Short-Term Investments (Cost $3,021,000)                       3,021,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $36,304,638) 101.7%            42,480,415
Other Assets and Liabilities, Net (1.7%)                               (697,792)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $41,782,623
================================================================================


================================================================================
                        STRONG FOREIGN MAJORMARKETS FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
 COMMON STOCKS 79.4%
 AUSTRALIA 3.2%
 National Australia Bank, Ltd.                           1,790         $ 34,815
 Westpac Banking Corporation, Ltd.                       3,370           25,701
                                                                         ------
                                                                         60,516
 BELGIUM 0.8%
 Compagnie Benelux Paribas SA                               40            2,755
 Credit Communal Holding Dexia                              80           12,317
                                                                         ------
                                                                         15,072
 DENMARK 0.9%
 Den Danske Bank Group                                     127           14,657
 Unidanmark A/S `A Shares'                                  40            2,753
                                                                         ------
                                                                         17,410
 FINLAND 0.5%
 Valmet Oyj                                                714            8,826

 FRANCE 8.6%
 Compagnie de Saint Gobain                                 100           17,182
 Compagnie Francaise d'Etudes et de Construction
  Technip                                                   20            2,413
 Compagnie Generale des Etablissements Michelin
  `B Shares'                                               110            4,996
 Credit Commercial de France                               200           21,148
 Dexia France                                               90           12,610
 Elf Aquitaine SA                                          100           15,544
 Eridania Beghin-Say SA                                     20            2,776
 Lafarge SA                                                400           38,912
 Lagardere S.C.A.                                          150            5,944
 Louis Vuitton Moet Hennessy                                70           18,786
 STMicroelectronics (b)                                     80            8,341
 Sagem SA                                                    6            3,363
 Valeo SA                                                  130           10,997
                                                                        -------
                                                                        163,012
 GERMANY 5.4%
 Adidas-Salomon AG                                          60            5,913
 Axa Colonia Konzern AG                                    160           15,227
 BASF AG                                                    91            3,988
 Bayer AG                                                  320           13,602
 Degussa-Huels AG (b)                                       50            2,184
 Deutsche Lufthansa AG - Registered Shares                 110            2,547
 MAN AG                                                    300            9,358
 Merck KGaA                                                500           16,918
 Metro AG 34                                             2,460
 Schwarz Pharma AG 50                                    2,569
 Thyssen Krupp AG (b)                                      200            4,378
 VEBA AG                                                   340           18,659
 Volksfuersorge Holding AG                                  10            4,399
                                                                        -------
                                                                        102,202
 HONG KONG 1.3%
 Asia Satellite Telecommunications Holdings, Ltd.        2,500            4,516
 Dickson Concepts International, Ltd.                    2,500            2,774
 Elec & Eltek International Holdings, Ltd.              40,000            7,173
 Yue Yuen Industrial Holdings                            5,000           11,031
                                                                         ------
                                                                         25,494
 IRELAND 0.5%
 Irish Life PLC                                          1,064            9,788

 ITALY 3.0%
 Eni Spa                                                 4,300           28,290
 Montedison Spa                                         34,000           25,572
 Sorin Biomedica Group Spa                               1,000            3,360
                                                                         ------
                                                                         57,222
 JAPAN 19.8%
 Canon, Inc.                                             1,000           24,470
 East Japan Railway Company                                  8           47,264
 Fuji Electric Company, Ltd.                             1,000            3,076
 Hino Motors, Ltd. (b)                                   3,000           14,305

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                        STRONG FOREIGN MAJORMARKETS FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
 Hitachi Metals, Ltd.                                    2,000         $  9,235
 Hokuetsu Paper Mills, Ltd.                              5,000           27,235
 Isuzu Motors, Ltd. (b)                                  6,000           19,660
 Kamigumi Company, Ltd.                                  1,000            4,819
 Kawasaki Heavy Industries, Ltd.                         5,000           12,612
 Kubota Corporation                                      3,000            8,523
 Kyowa Hakko Kogyo Company, Ltd.                         1,000            5,791
 Minolta Company, Ltd.                                   1,000            5,539
 Mitsui Soko Company, Ltd.                               5,000           18,227
 NAMCO, Ltd.                                               300            6,788
 NEC Corporation                                         3,000           35,850
 NTT Data Corporation                                        2           15,838
 Nippon Express Company, Ltd.                            4,000           26,145
 Nippon Zeon Company, Ltd.                               2,000           13,274
 Oki Electric Industry Company, Ltd. (b)                 6,000           22,878
 Sony Corporation                                          200           18,688
 Sumitomo Chemical Company, Ltd.                         5,000           22,333
 Toshiba Ceramics Company, Ltd.                          2,000            7,475
 West Japan Railway Company                                  1            4,148
                                                                       --------
                                                                        374,173
 MALAYSIA 0.6%
 Telekom Malaysia BHD (f)                                4,000           10,653

 NETHERLANDS 4.2%
 Akzo Nobel NV                                              86            3,888
 Koninklijke KPN NV                                        523           21,844
 Koninklijke Philips Electronics NV                        260           22,406
 Laurus NV                                                  77            1,657
 Unilever NV                                               378           26,380
 Vendex NV                                                 110            2,739
                                                                       --------
                                                                         78,914
 NEW ZEALAND 0.2%
 Fletcher Challenge Energy                               1,260            3,015

 NORWAY 0.6%
 Orkla ASA `B Shares'                                      820           12,045

 PORTUGAL 0.5%
 BPI-SGPS SA - Registered Shares                           210            5,662
 Banco Comercial Portugues SA - Registered Shares          140            3,951
                                                                       --------
                                                                          9,613
 SINGAPORE 0.5%
 GP Batteries International, Ltd.                        6,000           10,015

 SPAIN 2.7%
 Autopistas, Concesionaria Espanola SA                     220            2,781
 Banco Popular Espanol SA                                  160           11,335
 Endesa SA                                               1,349           30,012
 Repsol SA (b)                                             480            7,816
                                                                         51,944
 SWEDEN 2.8%
 Industrivarden AB `A Shares'                            1,830           27,323
 Nordbanken Holding AB                                   4,058           25,587
                                                                       --------
                                                                         52,910
 SWITZERLAND 6.3%
 Alusuisse Lonza Group AG - Registered Shares               22           26,354
 Ems-Chemie Holding AG (b)                                   1            4,844
 Financiere Richemont AG CIE Units                           2            3,405
 Motor-Columbus, Ltd.                                        3            5,750
 Reisebuero Kuoni AG                                         1            3,544
 SGS Societe Generale de Surveillance
  Holding SA - Registered Shares                            38            8,505
 Valora Holding AG                                         120           28,041
 Vontoble Holding AG `B Shares'                             22           38,051
                                                                       --------
                                                                        118,494

 UNITED KINGDOM 17.0%
 Allied Zurich PLC                                       1,054           14,412
 Britannic PLC                                           1,020           16,378
 British American Tobacco PLC                            1,054            8,852
 Bunzl PLC                                               1,330            5,687
 Carlton Communications PLC                                588            5,730
 Guardian Royal Exchange PLC                             4,190           25,845
 Hanson PLC                                              1,400           13,934
 IMI PLC                                                 1,440            6,888
 Invensys PLC                                           10,048           51,338
 Morgan Crucible Company PLC                               350            1,590
 National Power PLC                                      1,300           10,489
 Premier Farnell PLC                                     1,170            5,577
 Prudential Corporation PLC                              2,460           35,122
 Scottish Power PLC                                      2,850           23,546
 Smith & Nephew PLC                                      8,000           20,453
 Standard Chartered PLC                                  1,077           19,498
 TI Group PLC                                            1,790           14,890
 Unigate PLC                                             1,330            9,982
 Unilever PLC (b)                                        2,764           24,527
 United Assurance Group PLC                                960            7,243
                                                                       --------
                                                                        321,981
--------------------------------------------------------------------------------
 Total Common Stocks (Cost $1,424,009)                                1,503,299
--------------------------------------------------------------------------------
 PREFERRED STOCKS 1.5%
 GERMANY
 Henkel KGaA-Vorzug                                        193           15,285
 Metro AG                                                  170            6,381
 RWE AG Non-Voting                                         230            6,980
--------------------------------------------------------------------------------
 Total Preferred Stocks (Cost $35,058)                                   28,646
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS (A) 15.4%
 COMMERCIAL PAPER 8.5%
 INTEREST BEARING, DUE UPON DEMAND
 UNITED STATES
 United States Cayman Eurodollar Call Deposit, 3.75%  $161,000          161,000

 GOVERNMENT & AGENCY ISSUES 1.6%
 UNITED STATES
 United States Treasury Bills, Due 7/08/99 (c)          30,000           29,759

 TIME DEPOSITS 5.3%
 UNITED STATES
 Dresdner Bank, 4.875%, Due 5/03/99                    100,000          100,000
--------------------------------------------------------------------------------
 Total Short-Term Investments (Cost $290,765)                           290,759
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,749,832) 96.3%               1,822,704
Other Assets and Liabilities, Net 3.7%                                   70,264
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                    $1,892,968
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                               Underlying           Unrealized
                           Expiration          Face Amount         Appreciation
                             Date               at Value          (Depreciation)
--------------------------------------------------------------------------------
Purchased:
3 CAC 40 Index               6/99             $139,275                $3,287
1 IBEX PLUS Index            6/99              105,393                (1,098)

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)     APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
================================================================================
                        STRONG INTERNATIONAL STOCK FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------

 COMMON STOCKS 100.3%
 AUSTRALIA 3.1%
 Cable & Wireless Optus, Ltd. (b)                      836,000      $   879,111
 TABCORP Holdings, Ltd.                                113,000          918,116
                                                                     ----------
                                                                      2,797,227
 BELGIUM 0.9%
 Mobistar SA (b)                                        14,900          838,180

 CANADA 3.9%
 Nortel Networks Corporation                            52,300        3,566,206

 EGYPT 0.0%
 Suez Cement                                               300            5,147

 FINLAND 6.1%
 Nokia Oyj `A Shares'                                   71,600        5,534,389

 FRANCE 11.2%
 Banque Nationale de Paris                              27,900        2,314,389
 Lagardere S.C.A.                                       18,500          733,180
 Pinault-Printemps-Redoute SA                            4,300          713,850
 STMicroelectronics (b)                                 37,000        3,857,607
 Societe Generale                                        5,200          931,443
 Societe Television Francaise                            4,900          958,533
 Suez Lyonnaise des Eaux                                 4,100          697,990
                                                                     ----------
                                                                     10,206,992
 GERMANY 4.6%
 Bayerische Motoren Werke AG                             1,300          931,993
 Bayerische Motoren Werke AG - New (b)                     266          189,856
 Mannesmann AG                                          23,000        3,030,297
 Muenchener Rueckversicherungs - Gesellschaft
  Warrants, Expire 6/03/02 (b)                             116            3,986
                                                                     ----------
                                                                      4,156,132
 GREECE 1.1%
 National Bank of Greece Rights (b)                     20,500                0
 Panafon Hellenic Telecom Company SA
  (Acquired 1/04/99 - 1/15/99; Cost $1,093,052) (b)(d)  37,400         999,265
                                                                     ----------
                                                                        999,265
 HONG KONG 3.9%
 Hutchison Whampoa, Ltd.                               186,000        1,667,828
 Johnson Electric Holdings, Ltd.                       378,000        1,129,006
 Li & Fung, Ltd.                                       328,000          804,046
 Peregrine Investment Holdings, Ltd. (b)               600,000                0
                                                                     ----------
                                                                      3,600,880
 INDIA 0.0%
 Asian Hotels, Ltd.                                        150              452
 Indian Hotels Company, Ltd.                             2,050           13,735
 Titan Industries, Ltd.                                     20               30
 UTI-Mastergrowth 93 Fund (b)                           37,600            9,805
                                                                     ----------
                                                                         24,022
 IRELAND 2.4%
 Bank of Ireland                                        39,500          791,490
 Connemara Green Marble Quarries PLC
  (Acquired 11/21/96 - 6/20/97; Cost $635,000)(b)(d)(e) 50,800          635,000
 Connemara Green Marble Quarries PLC Warrants,
  Expire 9/30/02 (b) (d) (e)                             8,000                0
 Elan Corporation PLC ADR (b)                           14,400          741,600
                                                                     ----------
                                                                      2,168,090
 ISRAEL 0.5%
 Gilat Satellite Networks, Ltd. (b)                      9,000          468,000

 ITALY 7.3%
 Banca Poplare di Brescia                               66,000        2,272,310
 Mediaset Spa                                          145,700        1,262,394
 Mediolanum Spa                                        241,500        1,590,906
 Telecom Italia Mobile Spa                             256,500        1,545,429
                                                                     ----------
                                                                      6,671,039
 JAPAN 10.6%
 Advantest Corporation                                  10,300          788,058
 Daiwa Securities Group, Inc.                          322,000        1,969,832
 Hoya Corporation                                       21,000        1,099,891
 Keyence Corporation                                     3,700          556,256
 NTT Mobile Communication Network, Inc.                     17          997,235
 Nintendo Company, Ltd.                                  6,200          583,994
 Rohm Company, Ltd.                                      8,000          965,390
 Taisho Pharmaceutical Company, Ltd.                     7,800          239,889
 Takeda Chemical Industries                              6,000          260,957
 Tokyo Electron, Ltd.                                   18,000        1,025,727
 Tokyo Seimitsu Company, Ltd.                           20,300        1,124,470
                                                                     ----------
                                                                      9,611,699
 KAZAKHSTAN 0.2%
 Firebird Republics Fund, Ltd. (b)                       4,055          225,253

 NETHERLANDS 6.4%
 ASM Lithography Holding NV (b)                         57,200        2,413,283
 Koninklijke Ahold NV                                   37,550        1,395,644
 Vendex NV                                              34,100          849,150
 Verenigde Nederlandse Uitgeversbedrijven NV            29,800        1,206,853
                                                                      5,864,930
 PORTUGAL 0.9%
 Brisa-Auto Estradas de Portugal SA                     18,500          784,432

 ROMANIA 0.6%
 The Romanian Investment Fund, Ltd. (b)                  1,500          525,000

 SINGAPORE 2.5%
 City Developments, Ltd.                                66,000          439,870
 The Development Bank of Singapore, Ltd. (Fgn Reg)     106,000        1,125,332
 Pacific Internet, Ltd. (b)                              3,700          293,688
 Singapore Press Holdings, Ltd.                         32,000          471,837
                                                                     ----------
                                                                      2,330,727
 SPAIN 1.7%
 Banco Santander Central Hispano SA                     42,848          931,522
 Tabacalera SA                                          29,700          582,558
                                                                     ----------
                                                                      1,514,080
 SWEDEN 1.6%
 Skandia Forsakrings AB                                 76,000        1,473,797

 SWITZERLAND 3.0%
 Adecco SA (b)                                           3,045        1,536,991
 Zurich Allied AG                                        1,900        1,189,760
                                                                      2,726,751
 UKRAINE 0.3%
 Ukrainian Opportunity Fund (b)                        118,800          297,000

 UNITED KINGDOM 27.5%
 Cable & Wireless Communications PLC (b)               200,900        2,293,965
 Dixons Group PLC                                      261,400        5,586,467
 Energis PLC (b)                                       163,200        4,376,179
 GKN PLC                                                45,000          769,296
 Hays PLC                                              110,000        1,224,141
 Kingfisher PLC                                         69,500        1,040,947
 Legal & General Group PLC                             246,400          717,265
 Lloyds TSB Group PLC                                  156,000        2,513,636
 National Express Group PLC                             98,000        1,829,238
 Vodafone Group PLC                                    155,000        2,858,235
 WPP Group PLC                                         207,500        1,834,641
                                                                     ----------
                                                                     25,044,010
--------------------------------------------------------------------------------
 Total Common Stocks (Cost $78,322,563)                              91,433,248
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
================================================================================
                  STRONG INTERNATIONAL STOCK FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 1.6%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit, 3.75%   $ 79,000      $    79,000

GOVERNMENT & AGENCY ISSUES 0.8%
UNITED STATES
United States Treasury Bills, Due 7/22/99 (c)          758,000          750,588

TIME DEPOSITS 0.7%
UNITED STATES
Dresdner Bank, 4.875%, Due 5/03/99                     600,000          600,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,429,757)                        1,429,588
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $79,752,320) 101.9%            92,862,836
Other Assets and Liabilities, Net (1.9%)                             (1,736,906)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $91,125,930
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                     Underlying
                                   Expiration        Face Amount    Unrealized
                                      Date             at Value     Depreciatio
--------------------------------------------------------------------------------
Purchased:
81 Nikkei 225 Index                   6/99            $11,352,825      ($91,233)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                                    Unrealized
                                   Settlement         Value        Appreciation
                                     Date            in USD       (Depreciation)
--------------------------------------------------------------------------------
Sold:
665,000,000   JPY                   5/12/99        $5,582,043          $125,706
413,000,000   JPY                   6/24/99         3,487,022            44,978
495,000,000   JPY                   7/23/99         4,197,049           (10,826)


================================================================================
                              STRONG OVERSEAS FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------

 COMMON STOCKS 96.0%
 AUSTRALIA 4.8%
 Cable & Wireless Optus, Ltd. (b)                       67,500         $151,722
 TABCORP Holdings, Ltd.                                  7,000           56,874
                                                                       ---------
                                                                        208,596
 BELGIUM 0.9%
 Mobistar SA (b)                                           700           39,378

 CANADA 5.0%
 BCE Emergis, Inc. (b)                                   1,100           34,564
 Nortel Networks Corporation                             2,700          184,106
                                                                       ---------
                                                                        218,670
 FINLAND 7.2%
 Nokia Oyj `A Shares'                                    4,080          315,367

 FRANCE 9.1%
 Banque Nationale de Paris                                 800           66,363
 Lagardere S.C.A.                                          900           35,668
 Pinault-Printemps-Redoute SA                              125           20,751
 STMicroelectronics (b)                                  1,700          177,241
 Societe Generale                                          200           35,825
 Societe Television Francaise                              200           39,124
 Suez Lyonnaise des Eaux                                   140           23,834
                                                                       ---------
                                                                        398,806
 GERMANY 2.7%
 Bayerische Motoren Werke AG                                60           43,015
 Mannesmann AG                                             580           76,416
                                                                       ---------
                                                                        119,431
 GREECE 1.1%
 National Bank of Greece Rights (b)                        568                0
 Panafon Hellenic Telecom Company SA
  (Acquired 11/20/98; Cost $32,438) (b) (d)              1,800           48,093
                                                                         48,093
 HONG KONG 3.0%
 Hutchison Whampoa, Ltd.                                 5,000           44,834
 Johnson Electric Holdings, Ltd.                        16,000           47,788
 Li & Fung, Ltd.                                        16,000           39,222
                                                                       ---------
                                                                        131,844
 IRELAND 2.1%
 Bank of Ireland                                         1,600           32,060
 Elan Corporation PLC ADR (b)                            1,200           61,800
                                                                       ---------
                                                                         93,860
 ISRAEL 0.6%
 Gilat Satellite Networks, Ltd. (b)                        500           26,000

 ITALY 7.4%
 Alleanza Assicurazioni                                  4,840           57,948
 Banca Poplare di Brescia                                3,100          106,730
 Mediaset Spa                                            2,700           23,394
 Mediolanum Spa                                          5,000           32,938
 Telecom Italia Mobile Spa                              12,700           76,518
 Telecom Italia Spa                                      2,600           27,534
                                                                       ---------
                                                                        325,062
 JAPAN 13.6%
 Advantest Corporation                                     600           45,906
 Daiwa Securities Group, Inc.                           15,000           91,762
 Hoya Corporation                                        1,000           52,376
 Keyence Corporation                                       200           30,068
 NTT Mobile Communication Network, Inc.                      1           58,661
 Nintendo Company, Ltd.                                    400           37,677
 Rohm Company, Ltd.                                      1,000          120,674
 Taisho Pharmaceutical Company, Ltd.                       600           18,453
 Takeda Chemical Industries                                500           21,746
 Tokyo Electron, Ltd.                                    1,000           56,985
 Tokyo Seimitsu Company, Ltd.                            1,100           60,932
                                                                       ---------
                                                                        595,240
 NETHERLANDS 6.1%
 ASM Lithography Holding NV (b)                          3,600          151,885
 Koninklijke Ahold NV                                    1,200           44,601
 Vendex NV                                               1,060           26,396
 Verenigde Nederlandse Uitgeversbedrijven NV             1,100           44,548
                                                                       ---------
                                                                        267,430
 PORTUGAL 1.1%
 Brisa-Auto Estradas de Portugal SA                      1,170           49,610

 SINGAPORE 4.0%
 City Developments, Ltd.                                 5,000           33,324
 The Development Bank of Singapore, Ltd. (Fgn Reg)       9,000           95,546
 Pacific Internet, Ltd. (b)                                200           15,875
 Singapore Press Holdings, Ltd.                          2,000           29,490
                                                                       ---------
                                                                        174,235
 SPAIN 1.3%
 Banco Santander Central Hispano SA                      1,547           33,632
 Tabacalera SA                                           1,300           25,499
                                                                         59,131
 SWEDEN 0.9%
 Skandia Forsakrings AB                                  2,000           38,784

================================================================================
                              STRONG OVERSEAS FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
 SWITZERLAND 1.5%
 Adecco SA (b)                                              75       $   37,857
 Zurich Allied AG                                           45           28,178
                                                                         66,035
 UNITED KINGDOM 22.9%
 Cable & Wireless Communications PLC (b)                 9,600          109,618
 Dixons Group PLC                                       11,100          237,222
 Energis PLC (b)                                         6,700          179,659
 Hays PLC                                                4,100           45,628
 Kingfisher PLC                                          3,300           49,426
 Legal & General Group PLC                              14,000           40,754
 Lloyds TSB Group PLC                                    4,300           69,286
 National Express Group PLC 1,200                       22,399
 Rentokil Initial PLC                                    4,900           28,863
 Vodafone Group PLC                                      3,200           59,010
 Vodafone Group PLC Sponsored ADR                          600          107,625
 WPP Group PLC                                           6,100           53,934
                                                                     -----------
                                                                      1,003,424
UNITED STATES 0.7%
Global Crossing, Ltd. (b)                                  600           32,400
--------------------------------------------------------------------------------
Total Common Stocks (Cost $3,438,158)                                 4,211,396
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (A) 4.5%
COMMERCIAL PAPER 1.3%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit, 3.75%    $58,000           58,000

GOVERNMENT & AGENCY ISSUES 0.9%
UNITED STATES
United States Treasury Bills, Due 7/22/99 (c)           40,000           39,609

TIME DEPOSITS 2.3%
UNITED STATES
Dresdner Bank, 4.875%, Due 5/03/99                     100,000          100,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $197,616)                            197,609
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,635,774) 100.5%              4,409,005
Other Assets and Liabilities, Net (0.5%)                                (20,193)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                    $4,388,812
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                               Underlying
                           Expiration          Face Amount           Unrealized
                              Date              at Value            Depreciation
--------------------------------------------------------------------------------

Purchased:
4 Nikkei 225 Index            6/99              $560,663               ($6,116)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

                                                                    Unrealized
                                   Settlement        Value         Appreciation
                                     Date           in USD        (Depreciation)
--------------------------------------------------------------------------------
Sold:
45,000,000    JPY                   5/12/99        $377,732              $8,911
24,000,000    JPY                   6/24/99         202,636               1,665
15,000,000    JPY                   7/23/99         127,183                (328)







================================================================================
                       STRONG GLOBAL HIGH-YIELD BOND FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
------------------------------------------------------------------------------
 CORPORATE BONDS 38.4%
 SOUTH KOREA 5.9%
 Korea Electric Power Company Notes, 6.375%,
  Due 12/01/03                                         100,000 USD     $ 95,965

 UNITED STATES 32.5%
 AP Holdings, Inc. Senior Discount Notes, Zero %,
  Due 3/15/08 (Rate Reset Effective 3/15/03)          $250,000          143,750
 Global Crossing Holding, Ltd. Senior Notes,
  9.625%, Due 5/15/08                                  150,000          168,000
 ITT Corporation Notes, 6.75%, Due 11/15/03            100,000           96,575
 Mohegan Tribal Gaming Authority Senior Notes,
  8.125%, Due 1/01/06 (Acquired 2/24/99;
  Cost $50,000) (d)                                     50,000           51,437
 Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes, Series D, 9.625%, Due 11/15/07                 70,000           73,500
                                                                       ---------
                                                                        533,262
--------------------------------------------------------------------------------
 Total Corporate Bonds (Cost $616,143)                                  629,227
--------------------------------------------------------------------------------
GOVERNMENT & AGENCY ISSUES 30.7%
ARGENTINA 12.6%
Republic of Argentina Notes, 11.75%, Due 4/07/09       200,000 USD      205,500

COLOMBIA 5.9%
Republic of Colombia Bonds, 9.75%, Due 4/23/09         100,000 USD       97,250

MEXICO 12.2%
United Mexican States Bonds, 6.25%, Due 12/31/19       250,000 USD      199,845

RUSSIA 0.0%
Vnesheconomobank Floating Rate Debentures,
 5.9688%, Due 12/15/15 (Acquired 6/02/98;
 Cost $5,109) (d)                                        8,770 USD          658
--------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $499,311)                        503,253
--------------------------------------------------------------------------------
PREFERRED STOCKS 6.4%
CAYMAN ISLANDS
Centaur Funding Corporation Series B 9.08%
 (Acquired 12/09/98; Cost $95,000) (d)                      95 USD      105,628
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $95,000)                                   105,628
--------------------------------------------------------------------------------
COMMON STOCKS  4.4%
UNITED STATES
Crescent Real Estate Equities, Inc.                      1,500           33,563
OpTel, Inc. Non-Voting (Acquired 3/18/98;
 Cost $6,750) (b) (d)                                      150              750
Tanger Factory Outlet Centers, Inc.                      1,500           38,625
--------------------------------------------------------------------------------
Total Common Stocks (Cost $80,632)                                       72,938
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (A) 14.2%
COMMERCIAL PAPER 1.4%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call
 Deposit, 3.75%                                        $23,000           23,000

GOVERNMENT & AGENCY ISSUES 0.6%
UNITED STATES
United States Treasury Bills, Due 7/15/99 (c)           10,000            9,911

TIME DEPOSITS 12.2%
UNITED STATES
Bank Paribas Nationale, 5.00%, Due 5/03/99             200,000          200,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $232,916)                            232,911
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)     APRIL 30, 1999 (Unaudited)
================================================================================
                       STRONG GLOBAL HIGH-YIELD BOND FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,524,002) 94.1%              $1,543,957
Other Assets and Liabilities, Net 5.9%                                   96,562
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $1,640,519
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying
                                  Expiration       Face Amount      Unrealized
                                    Date             at Value      Appreciation
--------------------------------------------------------------------------------
Sold:
1 U.S. Treasury Bonds               6/99             $120,563            $3,023

================================================================================
                         STRONG INTERNATIONAL BOND FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
 CORPORATE BONDS 8.6%
 CANADA 3.7%
 Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                        1,000,000 CAD     $654,190

 DENMARK 0.3%
 Nykredit Bonds, 8.00%, Due 10/01/29                   412,000 DKK       60,753

 MEXICO 2.4%
 Imexsa Export Trust Senior Structured Pass-
  Thru Certificates, Series 1996-1, 10.125%,
  Due 5/31/03 (Acquired 5/22/96; Cost
  $439,901) (d)                                        439,901 USD      424,504

 New Zealand 1.9%
 International Bank for Reconstruction
  and Development Medium-Term Notes,
  Zero %, Due 8/20/07                                1,000,000 NZD      332,661

 United States 0.3%
 Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.125%, Due 2/28/01             $50,000           50,056
--------------------------------------------------------------------------------
 Total Corporate Bonds (Cost $1,582,398)                              1,522,164
--------------------------------------------------------------------------------
 GOVERNMENT & AGENCY ISSUES 62.5%
 AUSTRALIA 2.6%
 Australian Government Bonds, 8.75%, Due
  8/15/08                                              570,000 AUD      465,592

 DENMARK 8.0%
 Kingdom of Denmark Notes:
  7.00%, Due 11/15/07                                4,250,000 DKK      728,725
  9.00%, Due 11/15/00                                4,400,000 DKK      681,298
                                                                      ----------
                                                                      1,410,023
 FINLAND 3.5%
 Government of Finland Bonds, 10.00%,
  Due 9/15/01                                        3,000,000 FIM      620,431

 FRANCE 6.5%
 Government of France Debentures, 8.50%,
  Due 11/25/02                                         914,694 EUR    1,148,887

 GERMANY 20.0%
 Republic of Germany Bonds, Series 97, 6.00%,
  Due 7/04/07                                        1,022,583 EUR    1,243,116
 Republic of Germany Debentures, Series 94, 7.50%,
  Due 11/11/04                                       1,815,086 EUR    2,315,878
                                                                      ----------
                                                                      3,558,994
 GREECE 2.1%
 Republic of Hellenic Bonds, 8.80%,
  Due 6/19/07                                      100,000,000 GRD      381,574

 ITALY 18.4%
 Buoni Poliennali Del Tes Bonds, 7.75%,
  Due 11/01/06                                       2,478,988 EUR    3,278,036

 UNITED STATES 1.4%
 United States Treasury Notes, 6.25%, Due
  5/31/00                                              250,000          253,438
--------------------------------------------------------------------------------
 Total Government & Agency Issues (Cost $11,470,170)                 11,116,975
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE &
 ASSET-BACKED SECURITIES 13.8%
UNITED STATES
CS First Boston Mortgage Securities
 Corporation Mortgage Pass-Thru Certificates,
 Series 1992-4, Class A-5, Interest Only, 0.625%,
 Due 10/25/22                                       13,640,067          140,629
Citicorp Mortgage Securities, Inc. Real Estate
 Mortgage Investment Conduit Pass-Thru
 Certificates, Series 1993-3, Class B1, 7.00%,
 Due 3/25/08 (Acquired 10/23/96; Cost
 $352,320) (d)                                         357,601          359,930
DLJ Mortgage Acceptance Corporation Variable
 Rate Mortgage Pass-Thru Certificates:
 Series 1990-2, Class A, 6.8919%, Due 1/25/22          246,072          248,533
 Series 1991-3, Class A1, 6.6943%, Due 2/20/21         436,402          438,587
Merrill Lynch Home Equity Acceptance, Inc.
 Subordinated Variable Rate Mortgage-Backed
 Certificates, Series 1994-A, Class A-1, 5.9375%,
 Due 8/17/23                                            58,776           58,271
Resolution Trust Corporation Mortgage Pass-Thru
 Securities, Inc. Variable Rate Certificates, Series
 1992-16, Class B-3, 10.5742%, Due 5/25/24             338,848          337,768
Resolution Trust Corporation Mortgage Pass-Thru
 Securities, Inc. Variable Rate Mortgage Pass-Thru
 Certificates, Series 1995-1, Class B-5, 6.4631%,
 Due 10/25/28                                          476,561          485,207
Ryland Mortgage Securities Corporation Variable
 Rate Mortgage Participation Securities, Series
 1991-1, Class 1, 6.7847%, Due 3/25/28                 391,398          393,245
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $2,287,903)                                                   2,462,170
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (A) 14.3%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit,
 3.75%                                                  40,000           40,000

GOVERNMENT & AGENCY ISSUES 1.2%
ARGENTINA 0.2%
Republic of Argentina Bote 10 Floating Rate Notes,
 5.00%, Due 4/01/00                                     35,500 USD       40,466

UNITED STATES 1.0%
United States Treasury Bills, Due 5/20/99 (c)         $170,000          169,653
                                                                      ----------
Total Government & Agency Issues                                        210,119

--------------------------------------------------------------------------------
================================================================================
                         STRONG INTERNATIONAL BOND FUND (Continued)
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
TIME DEPOSITS 12.9%
UNITED STATES
Bank Paribas Nationale, 5.00%, Due 5/03/99            $700,000      $   700,000
Dresdner Bank, 4.875%, Due 5/03/99                     800,000          800,000
Republic National Bank of New York, 4.9375%,
 Due 5/03/99                                           800,000          800,000
                                                                      ----------
Total Time Deposits                                                   2,300,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,546,149)                        2,550,119
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $17,886,620) 99.2%             17,651,428
Other Assets and Liabilities, Net 0.8%                                  140,086
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $17,791,514
================================================================================

FUTURES

--------------------------------------------------------------------------------
                                                    Underlying      Unrealized
                                      Expiration    Face Amount     Appreciation
--------------------------------------------------------------------------------
                                         Date        at Value     (Depreciation)
Purchased:
4  Ten-Year Japanese Government Bonds    6/99       $4,531,647         $138,734
9  Ten-Year United Kingdom Government
   Bonds                                 6/99        1,682,683          (42,314)

Sold:
5  Ten-Year Australian Government Bonds  6/99          494,584           (4,891)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                                    Unrealized
                                           Settlement    Value    Appreciation
                                              Date       in USD   (Depreciation)
--------------------------------------------------------------------------------
Purchased:
   1,152,000     CAD                    8/12/99        $  792,395      $ 20,277
   3,925,000     EUR                    8/10/99         4,178,903      (280,897)
 645,530,000     JPY                    5/12/99         5,418,611      (107,763)

Sold:
   1,080,000     AUD                    8/12/99           714,271      (15,619)
     960,000     CAD                    6/17/99           659,857      (36,561)
   5,937,000     DKK                   10/06/99           852,697        14,525
   1,029,031     EUR                    5/12/99         1,090,060       118,967
     640,000     GBP                   10/21/99         1,029,888         3,008
 108,000,000     GRD                   10/21/99           345,059         1,150
  30,000,000     JPY                    8/10/99           225,016        (1,958)

================================================================================
                       STRONG SHORT-TERM GLOBAL BOND FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
 CORPORATE BONDS 22.7%
 BRAZIL 7.0%
 Banco de Boston SA Floating Rate Eurodollar
  Notes, 8.8175%, Due 1/16/02                        3,690,000 USD   $3,173,400

 DENMARK 0.8%
 Nykredit Bonds, 8.00%, Due 10/01/29                 2,613,000 DKK      385,308

 MEXICO 0.9%
 Imexsa Export Trust Senior Structured Pass-Thru
  Certificates, Series 1996-1, 10.125%, Due 5/31/03
  (Acquired 7/30/98; Cost $439,901) (d)                439,901 USD      424,505

 NEW ZEALAND 0.7%
 International Bank for Reconstruction and
  Development Medium-Term Notes,
  Zero%, Due 8/20/07                                 1,000,000 NZD      332,661

 UNITED KINGDOM 3.3%
 LCR Finance PLC Senior Bonds, 4.50%,
  Due 12/07/28 (Acquired 2/10/99;
  Cost $1,619,593) (d)                               1,000,000 GBP    1,493,900

 UNITED STATES 10.0%
 Atlas Air, Inc. Pass-Thru Certificates, Series
  1998-1, Class C, 8.01%, Due 1/02/10                  944,396          942,125
 Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.125%, Due 2/28/01             100,000          100,112
 GS Escrow Corporation Senior Notes, 6.75%,
  Due 8/01/01                                        1,000,000        1,001,480
 HRPT Properties Trust Floating Rate Notes,
  5.60%, Due 7/09/07                                 1,500,000        1,495,575
 Niagara Mohawk Power Corporation Senior
  Notes, Series B, 7.00%, Due 10/01/00               1,000,000        1,009,755
                                                                      4,549,047
--------------------------------------------------------------------------------
 Total Corporate Bonds (Cost $11,193,186)                            10,358,821
--------------------------------------------------------------------------------
 GOVERNMENT AND AGENCY ISSUES 33.3%
 AUSTRALIA 4.0%
 Australian Government Bonds, 8.75%, Due 8/15/08     2,240,000 AUD    1,829,696

 GREECE 4.0%
 Republic of Hellenic Bonds, 8.80%, Due
  6/19/07                                          470,000,000 GRD    1,793,397

 PANAMA 2.3%
 Republic of Panama Floating Rate Notes,
  6.1913%, Due 5/14/02                               1,076,955 USD    1,036,569

 UNITED STATES 23.0%
 FHLMC Multiclass Mortgage Participation
  Certificates, 9.50%, Due 6/15/06                  $1,207,239        1,265,436
 FHLMC Participation Certificates:
  7.677%, Due 7/01/10                                  338,093          344,378
  9.00%, Due 8/01/18                                   892,377          961,054
  10.00%, Due 6/01/05                                  517,435          539,795
 FNMA Guaranteed Mortgage Pass-Thru
  Certificates, Pool #372179, 11.00%, Due 4/01/12      314,557          337,216
 FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  10.50%, Due 8/01/20                                  299,799          326,114
 FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, Pool #313629, 8.50%, Due
  11/01/02                                           1,798,575        1,856,004
 FNMA Guaranteed Variable Rate Mortgage
  Pass-Thru Certificates, Pool #365418, 6.52%,
  Due 1/01/23                                          441,493          449,382
 GNMA Guaranteed Pass-Thru Certificates, Pool
  #234503, 9.50%, Due 12/15/17                       4,070,895        4,401,23
                                                                    ------------
                                                                     10,480,614
--------------------------------------------------------------------------------
 Total Government & Agency Issues (Cost $14,904,401)                 15,140,276
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE
 & ASSET-BACKED SECURITIES 31.3%
UNITED STATES
Citicorp Mortgage Securities, Inc. Real Estate
 Mortgage Investment Conduit Pass-Thru
 Certificates, Series 1993-3, Class B1, 7.00%,
 Due 3/25/08 (Acquired 10/23/96; Cost
 $704,641) (d)                                         715,201          719,861

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
===============================================================================
                       STRONG SHORT-TERM GLOBAL BOND FUND (Continued)
===============================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
DLJ Acceptance Trust Collateralized Mortgage
 Obligation Certificates, Series 1989-1, Class F,
 11.00%, Due 8/01/19                                $2,065,390      $ 2,275,759
DLJ Mortgage Acceptance Corporation Variable
 Rate Mortgage Pass-Thru Certificates:
 Series 1990-2, Class A, 6.8919%, Due 1/25/22          984,288          994,130
 Series 1991-3, Class A1, 6.6943%, Due 2/20/21         872,805          877,173
Empire Funding Home Loan Owner Trust Home
 Loan Asset-Backed Notes, Series 1997-4, Class
 A-3, 7.11%, Due 7/25/14                             2,213,000        2,234,057
Kmart CMBS Financing, Inc. Floating Rate
 Commercial Mortgage Pass-Thru Certificates,
 Series 1997-1, Class D, 6.0388%, Due 3/01/07
 (Acquired 2/21/97; Cost $2,000,000) (d)             2,000,000        1,960,130
Merrill Lynch Credit Corporation Mortgage
 Investors, Inc. Senior Subordinated Variable
 Rate Mortgage Pass-Thru Certificates, Series
 1994-A,Class A4, 6.7758%, Due 7/15/19                 707,762          714,470
Merrill Lynch Home Equity Acceptance, Inc.
 Subordinated Variable Rate Mortgage-Backed
 Certificates, Series 1994-A, Class A-1, 5.9375%,
 Due 8/17/23                                            39,184           38,848
Resolution Trust Corporation Mortgage Pass-Thru
 Securities, Inc. Variable Rate Certificates:
 Series 1992-16, Class A-4, 7.0347%, Due 8/25/22         8,965            8,958
 Series 1992-16, Class B-3, 10.5742%, Due
 5/25/24                                             1,016,543        1,013,305
Resolution Trust Corporation Mortgage Pass-
 Thru Securities, Inc. Variable Rate Commercial
 Certificates, Series 1992-C8, Class A-2,
 6.2875%, Due 12/25/23                                 573,654          574,924
Resolution Trust Corporation Mortgage Pass-
 Thru Securities, Inc. Variable Rate Mortgage
 Pass-Thru Certificates:
 Series 1992-18P, Class B-5, 7.50%, Due 1/25/21
 (Acquired 9/10/97; Cost $648,013) (d)                 645,592          645,399
 Series 1995-1, Class B-5, 6.4631%, Due 10/25/28       230,450          234,631
Ryland Mortgage Securities Corporation Variable
 Rate Mortgage Participation Securities:
 Series 1990-C1, Class A, 6.0168%, Due 10/25/20        640,650          638,248
 Series 1991-1, Class 1, 6.7847%, Due 3/25/20          492,043          494,365
 Series 1992-3, Class A-2, 6.8988%, Due 6/25/20        499,204          500,115
Western Federal Savings and Loan Association
 Real Estate Mortgage Investment Conduit Pass-
 Thru Certificates, Series 1989-5, Class A, 6.605%,
 Due 7/25/19                                           329,793          328,799
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
 (Cost $14,187,584)                                                  14,253,172
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (A) 11.7%
COMMERCIAL PAPER  0.0%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call
 Deposit, 3.75%                                         19,000           19,000

GOVERNMENT & AGENCY ISSUES 0.7%
ARGENTINA 0.4%
Republic of Argentina Bote 10 Floating Rate Notes,
 5.00%, Due 4/01/00                                    177,500 USD      202,332

UNITED STATES 0.3%
United States Treasury Bills, Due 5/20/99 (c)       $  120,000          119,755

Total Government & Agency Issues                                        322,087

TIME DEPOSITS 11.0%
UNITED STATES
Bank Paribas Nationale, 5.00%, Due 5/03/99           5,000,000      $ 5,000,000
--------------------------------------------------------------------------------
 Total Short-Term Investments (Cost $5,321,138)                       5,341,087
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $45,606,309) 99.0%             45,093,356
Other Assets and Liabilities, Net 1.0%                                  466,762
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $45,560,118
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                        Underlying  Unrealized
                                       Expiration      Face Amount Appreciation
                                           Date         at Value  (Depreciation)
--------------------------------------------------------------------------------
Purchased:
25  Ten-Year Euro Bonds                 6/99        $2,725,662          $58,983

Sold:
16  Five-Year U.S. Treasury Notes       6/99         1,778,250           16,000
 9  Ten-Year Australian
    Government Bonds                    6/99           890,251           (8,804)
14  Ten-Year United Kingdom
    Government Bonds                    6/99         2,617,507           65,821

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                                   Unrealized
                                    Settlement         Value      Appreciation
                                      Date             in USD    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
         9,675,000         EUR       8/10/99         $10,300,863      ($714,135)
Sold:
         2,500,000         AUD       8/12/99           1,653,406        (36,156)
         2,512,000         DKK      10/06/99             360,784          6,146
         9,675,000         EUR       8/10/99          10,300,863        768,478
         1,000,000         GBP      10/06/99           1,609,200          4,800
       506,000,000         GRD      10/21/99           1,616,665          5,390
           580,000         NZD       8/12/99             324,613         (4,801)

CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
AUD      Australian Dollar
CAD      Canadian Dollar
DKK      Danish Krone
EUR      Euro
FIM      Finnish Mark
GBP      British Pound
GRD      Greek Drachma
JPY      Japanese Yen
NZD      New Zealand Dollar
USD      United States Dollar

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion
    of security pledged to cover margin requirements for futures contracts.
(d) Restricted  security.
(e) Affiliated  issuer.  (See  Note 7 of  Notes  to Financial Statements.)

(f) Due to the restrictions imposed by the Malaysian government, these securities have been deemed to be illiquid by the Advisor and have been recorded at estimated fair value.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------
April 30, 1999 (Unaudited)
                                                                (In Thousands, Except Per Share Amounts)
                                                              Strong      Strong       Strong
                                                               Asia      Foreign     International  Strong
                                                             Pacific    MajorMarkets    Stock      Overseas
                                                               Fund        Fund         Fund         Fund
                                                             --------   ----------  -----------  ----------
ASSETS:

Investments in Securities, at Value
  Unaffiliated Issuers (Cost of $36,305, $1,750,
  $79,117 and $3,636, respectively)                           $42,480     $1,823      $ 92,228     $4,409
  Affiliated Issuers ($0, $0, $635 and $0, respectively)           --         --           635         --
Receivable for Securities and Forward Foreign
  Currency Contracts Sold                                         536        123           160         10
Receivable for Fund Shares Sold                                    95         --            --         --
Dividends and Interest Receivable                                  48          8           209          6
Other Assets                                                      714          9            --          1
                                                              -------      -----      --------     ------
Total Assets                                                   43,873      1,963        93,232      4,426

LIABILITIES:
 Payable for Securities and Forward Foreign Currency
   Contracts Purchased                                          1,987         68           710         35
 Payable for Fund Shares Redeemed                                  60         --         1,272         --
 Accrued Operating Expenses and Other Liabilities                  43          2           124          2
                                                              -------      -----      --------     ------
 Total Liabilities                                              2,090         70         2,106         37

                                                              -------      -----      --------     ------
NET ASSETS                                                    $41,783     $1,893      $ 91,126     $4,389
                                                              =======     ======      ========     ======
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)                $52,337     $1,743      $136,543     $3,872
 Accumulated Net Investment Loss                                 (316)        (9)       (1,077)       (19)
 Accumulated Net Realized Gain (Loss)                         (16,394)        84       (57,509)      (241)
 Net Unrealized Appreciation                                    6,156         75        13,169        777
                                                              -------   --------      --------     ------
 Net Assets                                                   $41,783     $1,893      $ 91,126     $4,389
                                                              =======   ========      ========     ======
Capital Shares Outstanding (Unlimited Number Authorized)        5,336        174         8,763        384

NET ASSET VALUE PER SHARE                                       $7.83     $10.86        $10.40     $11.42
                                                                =====     ======        ======     ======


                                                                       Strong Global    Strong     Strong
                                                                        High-Yield  International Short-Term
                                                                        Bond Fund     Bond Fund     Global
ASSETS:                                                                                           Bond Fund
                                                                       ------------ ------------- ---------
 Investments in Securities, at Value
  (Cost of $1,524, $17,887 and $45,606, respectively)                     $1,544       $17,651    $45,093
 Receivable for Securities and Forward Foreign Currency Contracts Sold        81            45        829
 Receivable for Fund Shares Sold                                              --            41         43
 Interest and  Dividends Receivable                                           22           426        566
 Other Assets                                                                 21            26         22
                                                                          ------       -------    -------
 Total Assets                                                              1,668        18,189     46,553

LIABILITIES:
 Payable for Securities and Forward Foreign Currency Contracts Purchased      --           368        714
 Payable for Fund Shares Redeemed                                             --            13          2
 Dividends Payable                                                             9            --        258
 Accrued Operating Expenses and Other Liabilities                             18            16         19
                                                                          ------       -------    -------
 Total Liabilities                                                            27           397        993
                                                                          ------       -------    -------
NET ASSETS                                                                $1,641       $17,792    $45,560
                                                                          ======       =======    =======
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)                            $2,011       $18,975    $48,921
 Accumulated Net Investment Income (Loss)                                     --          (497)     1,877
 Accumulated Net Realized Loss                                              (393)         (234)    (4,881)
 Net Unrealized Appreciation (Depreciation)                                   23          (452)      (357)
                                                                          ------       -------    -------
 Net Assets                                                               $1,641       $17,792    $45,560
                                                                          ======       =======    =======
Capital Shares Outstanding (Unlimited Number Authorized)                     172         1,663      4,425

NET ASSET VALUE PER SHARE                                                  $9.52        $10.70     $10.30
                                                                           =====        ======     ======

                                         See Notes to Financial Statements.
                                                                                                       25

STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 1999 (Unaudited)                            (In Thousands)

                                                          Strong      Strong        Strong
                                                           Asia       Foreign    International    Strong
                                                         Pacific   MajorMarkets     Stock        Overseas
                                                           Fund        Fund          Fund          Fund
                                                       ----------- ------------  ------------    -------
INCOME:
  Dividends (net of withholding taxes
    of $23, $2, $40 and $2, respectively)               $   165        $ 15       $   430         $   14
  Interest                                                   39          --            67              5
                                                        -------        ----        ------         ------
  Total Income                                              204          15           497             19
EXPENSES:
  Investment Advisory Fees                                  139           8           501             19
  Custodian Fees                                            123          27            31             27
  Shareholder Servicing Costs                               102           3           256              6
  Professional Fees                                           7           9            19              9
  Reports to Shareholders                                    22           2            50              3
  Federal and State Registration Fees                        13          18            16             15
  Other                                                      19           1            31             --
                                                        -------        ----       -------         ------
  Total Expenses before Waivers and Absorptions             425          68           904             79
  Involuntary Expense Waivers and Absorptions by Advisor   (144)        (52)           --            (41)
                                                        -------        ----       -------         ------
  Expenses, Net                                             281          16           904             38
                                                        -------        ----       -------         ------
NET INVESTMENT LOSS
                                        (77)         (1)         (407)           (19)
REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
   Investments                                            2,670          94         3,758            357
   Futures and Forward Foreign Currency Contracts           (90)         17            --             --
   Foreign Currencies                                        (2)         --            (7)            --
                                                        -------        ----       -------         ------
   Net Realized Gain                                      2,578         111         3,751            357
 Net Change in Unrealized Appreciation/Depreciation on:
   Investments                                            8,255         150        12,244            719
   Futures and Forward Foreign Currency Contracts           107           2            69              4
   Foreign Currencies                                        --          --           (10)            --
                                                        -------        ----       -------         ------
   Net Change in Unrealized Appreciation/Depreciation     8,362         152        12,303            723

NET GAIN ON INVESTMENTS                                  10,940         263        16,054          1,080
                                                        -------        ----       -------         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $10,863        $262       $15,647         $1,061
                                                        =======        ====       =======         ======

                                              See Notes to Financial Statements.
26

STATEMENTS OF OPERATIONS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 1999 (Unaudited)
                                                                                     (In Thousands)

                                                                           Strong       Strong       Strong
                                                                           Global    International  Short-Term
                                                                         High-Yield      Bond        Global
                                                                         Bond Fund       Fund       Bond Fund
                                                                         ----------  -------------  ----------
Income:
  Interest (net of withholding taxes of $0, $0 and $1, respectively)        $ 60       $  682      $2,836
  Dividends                                                                    7           --          --
                                                                            ----       ------      ------
  Total Income                                                                67          682       2,836
Expenses:
  Investment Advisory Fees                                                     6           68         208
  Custodian Fees                                                               5           19          15
  Shareholder Servicing Costs                                                  3           32          66
  Professional Fees                                                            5            7           8
  Reports to Shareholders                                                      2            5          13
  Federal and State Registration Fees                                         15           13          15
  Organization Expense                                                         4           18          14
  Other                                                                        1            2           3
                                                                            ----       ------      ------
  Total Expenses before Waivers  and Absorptions                              41          164         342
  Involuntary Expense Waivers and Absorptions by Advisor                     (25)          --          --
                                                                            ----       ------      ------
  Expenses, Net                                                               16          164         342
                                                                            ----       ------      ------
Net Investment Income                                                         51          518       2,494
Realized and Unrealized Gain (Loss):

  Net Realized Gain (Loss) on:
   Investments                                                                35           47        (723)
   Futures and Forward Foreign Currency Contracts                              7          577          19
   Foreign Currencies                                                          -          14          28
                                                                            ----       ------      ------
   Net Realized Gain (Loss)                                                   42          638        (676)
  Net Change in Unrealized Appreciation/Depreciation on:
   Investments                                                                99         (914)       (217)
   Futures and Forward Foreign Currency Contracts                              3       (1,159)        907
   Foreign Currencies                                                          -          (54)        (43)
                                                                            ----       ------      ------
   Net Change in Unrealized Appreciation/Depreciation                        102       (2,127)        647
                                                                            ----       ------      ------
Net Gain (Loss) on Investments                                               144       (1,489)        (29)
                                                                            ----       ------      ------
Net Increase (Decrease) in Net Assets Resulting from Operations             $195      ($  971)     $2,465
                                                                            ====      =======      ======

                                          See Notes to Financial Statements.
                                                                                                       27

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        (In Thousands)
                                                                         Strong Asia                         Strong Foreign
                                                                        Pacific Fund                      MajorMarkets Fund
                                                          ----------------------------------     ----------------------------------
                                                           Six Months Ended      Year Ended      Six Months Ended    Year Ended
                                                            April 30, 1999      Oct. 31, 1998      April 30, 1999      Oct. 31, 1998
                                                          -----------------     -------------    -----------------   --------------
                                                             (Unaudited)                         (Unaudited)          (Note 1)
OPERATIONS:
  Net Investment Income (Loss)                               ($    77)            $   267             ($    1)        ($     3)
  Net Realized Gain (Loss)                                      2,578             (16,246)                111              (34)
  Net Change in Unrealized Appreciation/Depreciation            8,362               9,279                 152              (76)
                                                              -------             -------               ------          -------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                  10,863              (6,700)                262             (113)

Distributions:
  From Net Investment Income                                       --                (267)                 --               --
  In Excess of Net Investment Income                               --                 (84)                  --               --
                                                              -------             -------               ------          -------
  Total Distributions                                              --                (351)                 --               --

Capital Share Transactions:
  Proceeds from Shares Sold                                    48,067              52,969                1,213            1,990
  Proceeds from Reinvestment of Distributions                      --                 335                   --               --
  Payment for Shares Redeemed                                 (38,857)            (54,629)              (1,046)            (413)
                                                              -------             -------               ------          -------
  Net Increase (Decrease) in Net Assets from Capital Share
   Transactions                                                 9,210              (1,325)               167             1,577
                                                              -------             -------               ------          -------
Total Increase (Decrease) in Net Assets                        20,073              (8,376)                429            1,464

Net Assets:
  Beginning of Period                                          21,710              30,086               1,464               --
                                                               ------              ------               ------          -------
  End of Period                                               $41,783             $21,710              $1,893           $1,464
                                                              =======             =======               ======          =======
Transactions in Shares of the Fund:
  Sold                                                          7,368               9,078                 123              203
  Issued in Reinvestment of Distributions                          --                  50                  --               --
  Redeemed                                                     (6,027)             (9,224)               (106)             (46)
                                                                -----               -----                 ---               --
  Net Increase (Decrease) in Shares of the Fund                 1,341                 (96)                 17              157
                                                                =====               =====                 ===              ===


                                                                      Strong International                   Strong
                                                                           Stock Fund                     Overseas Fund
                                                               ------------------------------    --------------------------------
                                                              Six Months Ended   Year Ended      Six Months Ended     Year Ended
                                                               April 30, 1999  Oct. 31, 1998      April 30, 1999     Oct. 31, 1998
                                                              ---------------- --------------    -----------------   -------------
                                                                (Unaudited)                       (Unaudited)          (Note 1)
OPERATIONS:
  Net Investment Loss                                            ($    407)     ($     70)             ($   19)         ($    7)
  Net Realized Gain (Loss)                                           3,751        (60,196)                 357             (686)
  Net Change in Unrealized Appreciation/Depreciation                12,303         33,590                  723               54
                                                                  --------       --------               ------             ----
  Net Increase (Decrease) in Net Assets Resulting from Operations   15,647        (26,676)               1,061             (639)

DISTRIBUTIONS:
  From Net Investment Income                                          (571)            --                   --               --
  In Excess of Net Investment Income                                    --         (3,779)                  --               --
  From Net Realized Gains                                               --         (3,501)                  --               --
                                                                  --------       --------               ------          -------
  Total Distributions                                                 (571)        (7,280)                  --               --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                         84,487        116,828                5,388            4,935
  Proceeds from Reinvestment of Distributions                          554          7,097                   --               --
  Payment for Shares Redeemed                                     (105,011)      (174,055)              (4,787)          (1,569)
                                                                  --------       --------               ------           ------
 Net Increase (Decrease) in Net Assets from Capital Share
    Transactions                                                   (19,970)       (50,130)                 601            3,366
                                                                  --------       --------               ------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (4,894)       (84,086)               1,662            2,727

NET ASSETS:
  Beginning of Period                                               96,020        180,106                2,727               --
                                                                  --------       --------               ------          ------
  End of Period                                                   $ 91,126       $ 96,020                4,389            2,727
                                                                  ========       ========               ======          =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                               8,469         11,039                  500             516
  Issued in Reinvestment of Distributions                               56             655                   --               --
  Redeemed                                                         (10,491)       (15,984)                (448)            (184)
                                                                    ------         ------                 ----              ---
  Net Increase (Decrease) in Shares of the Fund                     (1,966)        (4,290)                  52              332
                                                                    ======         ======                   ==              ===

                                                               See Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            (In Thousands)
                                                                              Strong Global               Strong International
                                                                           High-Yield Bond Fund                  Bond Fund
                                                                    ------------------------------   ------------------------------
                                                                    Six Months Ended   Year Ended     Six Months Ended  Year Ended
                                                                     April 30, 1999  Oct. 31, 1998     April 30, 1999  Oct. 31, 1998
                                                                    ------------------------------   -------------------------------
                                                                      (Unaudited)      (Note 1)          (Unaudited)
OPERATIONS:
  Net Investment Income                                                  $   51        $   255              $   518   $ 1,179
  Net Realized Gain (Loss)                                                   42           (435)                 638      (940)
  Net Change in Unrealized Appreciation/Depreciation                        102            (79)              (2,127)     1562
                                                                         ------        -------              -------   -------
  Net Increase (Decrease) in Net Assets Resulting from Operations           195           (259)                (971)    1,801

DISTRIBUTIONS:
  From Net Investment Income                                                (51)          (255)              (1,076)   (1,288)
  In Excess of Net Realized Gains                                            --             --                   --      (579)
                                                                         ------        -------              -------   -------
  Total Distributions                                                       (51)          (255)              (1,076)   (1,867)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                                 905         10,304                6,549    11,254
  Proceeds from Reinvestment of Distributions                                43            215                  995     1,719
  Payment for Shares Redeemed                                              (973)        (8,483)              (7,864)  (20,952)
                                                                           ----         ------               ------   -------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions     (25)         2,036                 (320)   (7,979)
                                                                            ---          -----                 ----    ------
Total Increase (Decrease) in Net Assets                                     119          1,522               (2,367)   (8,045)

NET ASSETS:
  Beginning of Period                                                     1,522             --               20,159    28,204
                                                                          -----                              ------    ------
  End of Period                                                          $1,641        $ 1,522              $17,792   $20,159
                                                                         ======        =======              =======   =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                       99          1,023                  583     1,025
  Issued in Reinvestment of Distributions                                     5             22                   89       164
  Redeemed                                                                 (106)          (870)                (704)   (1,930)
                                                                           ----           ----                 ----    ------
  Net Increase (Decrease) in Shares of the Fund                              (2)           175                  (32)     (741)
                                                                             ==            ===                  ===      ====

                                                                                                              Strong Short-Term
                                                                                                               Global Bond Fund
                                                                                                       ---------------------------
                                                                                                       Six Months Ended  Year Ended
                                                                                                       April 30, 1999  Oct. 31, 1998
                                                                                                       ---------------  ------------
                                                                                                         (Unaudited)
OPERATIONS:
  Net Investment Income                                                                                     $ 2,494  $  5,363
  Net Realized Loss                                                                                            (676)   (3,115)
  Net Change in Unrealized Appreciation/Depreciation                                                            647     1,414
                                                                                                            -------  --------
Net Increase in Net Assets Resulting from Operations                                                          2,465     3,662

DISTRIBUTIONS:
  From Net Investment Income                                                                                 (1,734)   (5,363)
  In Excess of Net Investment Income                                                                             --      (281)
  From Net Realized Gains                                                                                        --      (778)
                                                                                                            -------  --------
Total Distributions                                                                                          (1,734)   (6,422)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                                                                  10,722    49,328
  Proceeds from Reinvestment of Distributions                                                                 1,751     6,320
  Payment for Shares Redeemed                                                                               (43,047)  (93,209)
                                                                                                            -------   -------
Net Decrease in Net Assets from Capital Share Transactions                                                  (30,574)  (37,561)
                                                                                                            -------  --------
TOTAL DECREASE IN NET ASSETS                                                                                (29,843)  (40,321)

NET ASSETS:
  Beginning of Period                                                                                        75,403   115,724
                                                                                                            -------  --------
  End of Period                                                                                             $45,560  $ 75,403
                                                                                                            =======  ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                                                        1,048     4,741
  Issued in Reinvestment of Distributions                                                                       171       608
  Redeemed                                                                                                   (4,212)   (8,972)
                                                                                                             ------    ------
  Net Decrease in Shares of the Fund                                                                         (2,993)   (3,623)
                                                                                                             ======    ======

                               See Notes to Financial Statements.                                                            29

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1999 (Unaudited)

1.   ORGANIZATION
     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     _    Strong Asia Pacific Fund, Inc. (1) (2)
     _ Strong Foreign MajorMarkets Fund(2) (a series of Strong International Equity Funds, Inc.(1))
     _ Strong International Stock Fund(2) (a series of Strong International Equity Funds,Inc.(1))
     _ Strong Overseas Fund(2)(a series of Strong International Equity Funds, Inc.(1))
     _ Strong Global High-Yield Bond Fund(3) (a series of Strong International Income Funds, Inc.(1)
     _ Strong International Bond Fund(3) (a series of Strong International Income Funds, Inc.(1))
     _    Strong Short-Term Global Bond Fund, Inc.(1) (2)

          (1) An open-end management investment company registered under the Investment Company Act of 1940.
          (2) Diversified fund
          (3) Non-diversified fund

     The inception date for Strong Global High-Yield Bond Fund is January 31, 1998. The inception date for Strong Foreign MajorMarkets Fund and Strong Overseas Fund is June 30, 1998.

2.   SIGNIFICANT  ACCOUNTING  POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 1999 were as follows:


                                               Aggregate        Aggregate        Percent of
                                                 Cost          Fair Value        Net Assets        Liquid*
                                             ----------        ----------       ------------       -------
          Strong Asia Pacific Fund              $  854,446       $  912,243           2.2%            90.9%
          Strong International Stock Fund        1,728,052        1,634,265           1.8%            61.1%
          Strong Overseas Fund                      32,438           48,093           1.1%           100.0%
          Strong Global High-Yield Bond Fund       156,859          158,473           9.7%            99.6%
          Strong International Bond Fund           792,221          784,434           4.4%           100.0%
          Strong Short-Term Global Bond Fund     5,412,148        5,243,795          11.5%           100.0%

          * Percentage of restricted securities which are either Section 4(2)commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Funds'Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Strong Global High-Yield Bond Fund and Strong Short-Term Global Bond Fund pay dividends from net investment income monthly, Strong International Bond Fund pays dividends from net investment income quarterly, and Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund pay dividends from net investment income annually. The funds distribute any net realized capital gains annually. Strong Global High-Yield Bond Fund and Strong Short-Term Global Bond Fund declare dividends on each day the net asset value is calculated, except for bank holidays.

--------------------------------------------------------------------------------

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, including currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund 1.00%, Strong Global High-Yield Bond Fund and Strong International Bond Fund 0.70%, and Strong Short-Term Global Bond Fund 0.625%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------
April 30, 1999 (Unaudited)

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended April 30, 1999 is as follows:

                                                                Shareholder
                                            Payable to        Servicing and Other      Unaffiliated
                                            Advisor at          Expenses Paid           Directors'
                                          April 30, 1999          to Advisor               Fees
                                         ----------------     -------------------    --------------

        Strong Asia Pacific Fund              $1,609            $100,618                 $750
        Strong Foreign MajorMarkets Fund          --               1,308                  775
        Strong International Stock Fund       17,352             256,619                1,107
        Strong Overseas Fund                      --               4,535                  775
        Strong Global High-Yield Bond Fund    14,676               1,966                  750
        Strong International Bond Fund         4,001              31,352                  750
        Strong Short-Term Global Bond Fund     5,391              63,910                  750

     The Advisor owns 60.2% and 52.4% of Strong Foreign MajorMarkets Fund and Strong Overseas Fund, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At April 30, 1999, there were no borrowings by the Strong Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended April 30, 1999 were as follows:


                                                        Purchases                       Sales
                                          ------------------------------ ---------------------------------
                                          U.S. Government                U.S. Government
                                           and Agency          Other        and Agency             Other
                                          -------------      ----------- -----------------    ------------
Strong Asia Pacific Fund                   $   ___           $31,318,938    $ ___               23,631,051
Strong Foreign MajorMarkets Fund               ___               403,304      ___                  503,601
Strong International Stock Fund                ___            56,715,514      ___               74,251,723
Strong Overseas Fund                           ___             3,453,305      ___                2,879,314
Strong Global High-Yield Bond Fund             ___             3,619,390      ___                3,628,029
Strong International Bond Fund                 ___             1,646,972     511,719             2,287,032
Strong Short-Term Global Bond Fund          1,476,165         18,581,045   9,372,814            40,658,313


6.   INCOME TAX INFORMATION
     The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                                            at April 30, 1999                            at October 31, 1998
                                            --------------------------------------------------------------------------------
                                            Federal Tax     Unrealized     Unrealized    Net Appreciation  Net Capital Loss
                                               Cost        Appreciation   Depreciation   (Depreciation)        Carryovers
                                            -----------    -------------   -----------   ---------------   -----------------
     Strong Asia Pacific Fund              $36,614,265     $ 7,270,463     $1,404,313     $ 5,866,150      $18,476,100
     Strong Foreign MajorMarkets Fund        1,760,796         164,147        102,239          61,908           15,990
     Strong International Stock Fund        80,681,025      17,081,137      4,899,326      12,181,811       59,220,773
     Strong Overseas Fund                    3,695,729         793,515         80,239         713,276          493,445
     Strong Global High-Yield Bond Fund      1,532,723          51,303         40,069          11,234          426,285
     Strong International Bond Fund         17,886,712         368,319        603,603        (235,284)         871,161
     Strong Short-Term Global Bond Fund     45,606,863         428,332        941,839        (513,507)       4,205,020




7.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended April 30, 1999 is as follows:



                                       Balance of                              Balance of           Dividend
                                      Shares Held     Gross      Gross Sales  Shares Held   Value     Income         Realized
                                       November 1,  Purchases        and        April 30, April 30, Nov. 1, 1998-      Gain
                                         1998      and Additions Reductions       1999      1999   April 30, 1999  (Loss) on Sale
                                      ----------- -------------  ----------- ------------ -------- -------------  ---------------

Strong International Stock Fund

Connemara Green Marble Quarries PLC     50,800        __          __          50,800    $635,000      __                __
Connemara Green Marble Quarries PLC
Warrants                                 8,000        __          __           8,000       __         __                __


32

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                  Period Ended
                                                                ------------------------------------------------------
                                                                April 30,  Oct. 31, Oct. 31, Oct. 31, Oct. 31, Dec. 31,
Selected Per-Share Data(a)                                       1999(b)     1998    1997     1996     1995(d)  1994
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $5.43       $7.35    $9.51    $9.55    $9.35    $10.00
Income From Investment Operations
  Net Investment Income (Loss)                                 (0.00)(c)    0.07     0.01     0.06     0.04      0.05
  Net Realized and Unrealized Gains (Losses) on Investments     2.40       (1.90)   (2.01)    0.31     0.20     (0.57)
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              2.40       (1.83)   (2.00)    0.37     0.24     (0.52)
Less Distributions
  From Net Investment Income                                      --       (0.07)   (0.01)   (0.06)   (0.03)   (0.01)
  In Excess of Net Investment Income                              --       (0.02)   (0.03)   (0.35)   (0.01)      --
  From Net Realized Gains                                         --         --     (0.10)      --       --        --
  In Excess of Net Realized Gains                                 --         --     (0.02)      --       --     (0.12)
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             --       (0.09)   (0.16)   (0.41)   (0.04)    (0.13)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                 $7.83       $5.43    $7.35    $9.51    $9.55     $9.35
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Total Return                                                  +44.2%      -25.1%   -21.5%    +3.8%    +2.6%      -5.3%
Net Assets, End of Period (In Millions)                          $42         $22      $30      $72      $55        $58
Ratio of Expenses to Average Net Assets                         2.0%*       2.0%     2.0%     2.0%     2.0%*      2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets    (0.6%)*      1.1%     0.1%     0.2%     0.5%*      0.6%
Portfolio Turnover Rate                                        89.3%      192.9%    96.7%    91.4%   104.3%     103.3%

   * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  Amount  calculated  is less than $0.01.
(d)  In 1995, the Fund changed its fiscal year-end from December to October.


STRONG FOREIGN MAJORMARKETS FUND
-----------------------------------------------------------------------------------------------------------------
                                                                    Period Ended
                                                             ----------------------------
                                                             April 30,       Oct. 31,
Selected Per-Share Data(a)                                    1999(b)        1998(d)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $ 9.31       $10.00
Income From Investment Operations
  Net Investment Loss                                          (0.00)(c)    (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments     1.55        (0.68)
-----------------------------------------------------------------------------------------
  Total from Investment Operations                              1.55        (0.69)
Less Distributions
  From Net Investment Income                                      --           --
-----------------------------------------------------------------------------------------
  Total Distributions                                             --           --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.86      $ 9.31
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                                 +16.7%       -6.9%
  Net Assets, End of Period (In Millions)                          $2          $1
  Ratio of Expenses to Average Net Assets                       2.0%*        2.0%*
  Ratio of Net Investment Loss to Average Net Assets           (0.1%)*      (0.5%)*
  Portfolio Turnover Rate                                       27.8%       16.5%

    *  Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b)  For the six months ended April 30, 1999 (unaudited).
  (c)  Amount calculated is less than $0.01.
  (d)  For the period from June 30, 1998 (inception) to October 31, 1998.

                                          See Notes to Financial Statements.
                                                                             33

FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Period Ended
                                                             -----------------------------------------------------------------
                                                              April 30,    Oct. 31,       Oct. 31, Oct. 31, Oct. 31,  Dec. 31,
Selected Per-Share Data(a)                                     1999(b)      1998           1997      1996    1995(d)    1994
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $ 8.95      $11.99      $13.75    $13.03    $12.65   $14.18
Income From Investment Operations
  Net Investment Income (Loss)                                  (0.06)       0.00(c)     0.01      0.17      0.08      0.06
  Net Realized and Unrealized Gains (Losses) on Investments      1.57       (2.48)      (0.69)     1.11      0.37     (0.27)
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               1.51       (2.48)      (0.68)     1.28      0.45     (0.21)
Less Distributions
  From Net Investment Income                                    (0.06)      (0.00)(c)   (0.01)    (0.18)    (0.07)    (0.01)
  In Excess of Net Investment Income                               --       (0.30)      (0.26)    (0.38)       --        --
  From Net Realized Gains                                          --       (0.26)      (0.81)       --        --     (1.25)
  In Excess of Net Realized Gains                                  --          --          --        --        --     (0.06)
----------------------------------------------------------------------------------------------------------------------------

  Total Distributions                                           (0.06)      (0.56)      (1.08)    (0.56)    (0.07)    (1.32)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.40      $ 8.95      $11.99    $13.75    $13.03    $12.65
=============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                 +16.9%      -21.4%       -5.7%     +9.8%     +3.6%      -1.6%
  Net Assets, End of Period (In Millions)                         $91         $96        $180     $304      $211        $258
  Ratio of Expenses to Average Net Assets                        1.8%*       1.9%        1.6%      1.7%      1.8%*      1.7%
  Ratio of Net Investment Income (Loss) to Average Net Assets   (0.8%)*     (0.1%)       0.5%      0.6%      0.8%*      0.3%
  Portfolio Turnover Rate                                       57.5%      228.2%      143.7%    108.6%    102.0%     136.5%


*    Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  Amount calculated is less than $0.01.
(d)  In 1995,  the Fund changed its fiscal  year-end  from  December to October.



STRONG OVERSEAS FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                     Period Ended
                                                             --------------------------
                                                               April 30,   Oct. 31,
Selected  Per-Share Data(a)                                    1999(b)     1998(c)
---------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $ 8.20      $10.00
Income From Investment Operations
  Net Investment Loss                                           (0.05)      (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments      3.27       (1.78)
--------------------------------------------------------------------------------------
  Total from Investment Operations                               3.22       (1.80)
Less Distributions
  From Net Investment Income                                       --          --
--------------------------------------------------------------------------------------
  Total Distributions                                              --          --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $11.42      $ 8.20
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
  Total Return                                                 +39.3%      -18.0%
  Net Assets, End of Period (In Millions)                          $4          $3
  Ratio of Expenses to Average Net Assets                        2.0%*       2.0%*
  Ratio of Net Investment Loss to Average Net Assets            (1.0%)*     (0.7%)*
  Portfolio Turnover Rate                                       80.6%       59.5%



*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  For the period from June 30, 1998 (inception) to October 31, 1998.


                                             See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------
STRONG GLOBAL HIGH-YIELD BOND FUND
-----------------------------------------------------------------------------------------
                                                                       Period Ended
                                                                 -----------------------
                                                                  April 30,   Oct. 31,
Selected Per-Share Data(a)                                         1999(b)    1998(c)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $8.71       $10.00
Income From Investment Operations
  Net Investment Income                                            0.28         0.53
  Net Realized and Unrealized Gains (Losses) on Investments        0.81        (1.29)
-----------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.09        (0.76)
Less Distributions
  From Net Investment Income                                      (0.28)       (0.53)
-----------------------------------------------------------------------------------------
  Total Distributions                                             (0.28)       (0.53)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.52       $ 8.71
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                                   +12.7%        -8.0%
  Net Assets, End of Period (In Millions)                            $2           $2
  Ratio of Expenses to Average Net Assets                          2.0%*        2.0%*
  Ratio of Net Investment Income to Average Net Assets             6.2%*        7.2%*
  Portfolio Turnover Rate                                        264.8%       680.3%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months  ended  April 30, 1999  (unaudited).
(c) For the period from January 31, 1998 (inception) to October 31, 1998.

STRONG INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------------------------------
                                                                                 Period Ended
                                                               -----------------------------------------------------------
                                                               April 30,  Oct. 31,  Oct. 31, Oct. 31, Oct. 31,  Dec. 31,
Selected Per-Share Data(a)                                      1999(b)     1998     1997     1996     1995(c)  1994(d)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $11.89    $11.58    $11.87   $11.48    $10.36     $10.00
Income From Investment Operations
  Net Investment Income                                          0.31      0.57      1.03      0.80      0.78      0.46
  Net Realized and Unrealized Gains (Losses) on Investments     (0.85)     0.58     (1.11)     0.15      1.00      0.40
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              (0.54)     1.15     (0.08)     0.95      1.78      0.86
Less Distributions
  From Net Investment Income                                    (0.65)    (0.58)    (0.20)    (0.50)    (0.66)    (0.46)
  In Excess of Net Investment Income                               --        --        --        --        --     (0.02)
  From Net Realized Gains                                          --        --        --     (0.06)       --        --
  In Excess of Net Realized Gains                                  --     (0.26)    (0.01)       --        --     (0.02)
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (0.65)    (0.84)    (0.21)    (0.56)    (0.66)    (0.50)
--------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                 $10.70    $11.89    $11.58    $11.87    $11.48    $10.36
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  -4.8%    +10.9%     -0.7%     +8.6%    +17.3%     +8.7%
  Net Assets, End of Period (In Millions)                         $18       $20       $28       $31       $21       $10
  Ratio of Expenses to Average Net Assets without Waivers
   and Absorptions                                               1.7%*     1.6%      1.5%      1.8%      2.0%*     2.0%*

  Ratio of Expenses to Average Net Assets                        1.7%*     1.5%      0.7%      0.0%      0.0%*     0.0%*
  Ratio of Net Investment Income to Average Net Assets           5.5%*     5.3%      8.1%      7.4%      8.3%*     7.9%*
  Portfolio Turnover Rate                                        9.8%    158.8%    208.4%    258.3%    473.3%    679.3%






 *   Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 1999 (unaudited).
 (c) In 1995, the Fund changed its fiscal year-end from December to October.
 (d) For the period from March 31, 1994 (inception) to December 31, 1994.
                                                                                                                            35

                                             See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
                                                              ---------------------------------------------------------
                                                              April 30,  Oct. 31, Oct. 31, Oct. 31,  Oct. 31,   Dec. 31,
Selected Per-Share Data(a)                                    1999(b)      1998     1997    1996     1995(c)    1994(d)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.17    $10.48    $10.74    $10.46    $10.15    $10.00
Income From Investment Operations
  Net Investment Income                                          0.56      0.60      0.81      0.71      0.65      0.35
  Net Realized and Unrealized Gains (Losses) on Investments     (0.14)    (0.21)    (0.10)     0.34      0.20      0.16
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               0.42      0.39      0.71      1.05      0.85      0.51
Less Distributions
  From Net Investment Income                                    (0.29)    (0.59)    (0.85)    (0.77)    (0.54)    (0.35)
  In Excess of Net Investment Income                               --     (0.03)    (0.12)       --        --        --
  From Net Realized Gains                                          --     (0.08)       --        --        --        --
  In Excess of Net Realized Gains                                  --        --        --        --        --     (0.01)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (0.29)    (0.70)    (0.97)    (0.77)    (0.54)    (0.36)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.30    $10.17    $10.48    $10.74    $10.46    $10.15
=======================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  +4.2%     +3.8%     +6.8%    +10.4%     +8.5%     +5.1%
  Net Assets, End of Period (In Millions)                         $46       $75      $116       $71       $25       $20
  Ratio of Expenses to Average Net Assets without Waivers
    and Absorptions                                              1.1%*     1.0%      1.0%      1.5%      2.0%*     1.7%*
  Ratio of Expenses to Average Net Assets                        1.1%*     0.9%      0.7%      0.0%      0.0%*     0.0%*
  Ratio of Net Investment Income to Average Net Assets           8.0%*     5.7%      7.6%      7.4%      8.2%*     7.7%*
  Portfolio Turnover Rate                                       34.4%    145.2%    168.0%    179.7%    437.3%    287.8%

*    Calculated on an annualized basis.


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  In 1995, the Fund changed its fiscal year-end from December to October.
(d)  For the period from March 31, 1994 (inception) to December 31, 1994.

                                            See Notes to Financial Statements.
36

   DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 11910F99                SINT
<